[COMPOSITE CONFORMED COPY WITH
                                                      SUBSTANTIALLY ALL EXHIBITS
                                                          CONFORMED AS EXECUTED]









                        STANLEY ACCOUNT VALUE PLAN TRUST





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                             Note Purchase Agreement

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                            DATED AS OF JUNE 30, 1998













      $41,050,763 6.07% SENIOR ESOP GUARANTEED NOTES DUE DECEMBER 31, 2009


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                                TABLE OF CONTENTS
                                                                      PAGE

1.       AUTHORIZATION OF NOTES........................................  1

2.       SALE AND PURCHASE OF NOTES....................................  1

3.       CLOSING.......................................................  1

4.       CONDITIONS TO CLOSING.........................................  2
         4.1      Representations and Warranties.......................  2
         4.2      Performance; No Default..............................  2
         4.3      Compliance Certificates..............................  2
         4.4      Opinions of Counsel..................................  2
         4.5      Purchase Permitted By Applicable Law, etc............  3
         4.6      Sale of Other Notes..................................  3
         4.7      Payment of Special Counsel Fees......................  3
         4.8      Private Placement Number.............................  3
         4.9      Changes in Corporate Structure.......................  3
         4.10     ESOP Documents.......................................  4
         4.11     Proceedings and Documents............................  4

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................  4
         5.1      Organization; Power and Authority....................  4
         5.2      Authorization, etc...................................  4
         5.3      Disclosure...........................................  5
         5.4      Material Subsidiaries................................  5
         5.5      Financial Statements.................................  5
         5.6      Compliance with Laws, Other Instruments, etc.........  5
         5.7      Governmental Authorizations, etc.....................  6
         5.8      Litigation; Observance of Statutes and Orders........  6
         5.9      Taxes................................................  6
         5.10     Title to Property; Leases............................  6
         5.11     Licenses, Permits, etc...............................  7
         5.12     Compliance with ERISA................................  7
         5.13     Private Offering by the Company......................  8
         5.14     Use of Proceeds; Margin Regulations..................  8
         5.15     Existing Indebtedness................................  8
         5.16     Foreign Assets Control Regulations, etc..............  9
         5.17     Status under Certain Statutes........................  9
         5.18     The ESOP.............................................  9
         5.19     Representations of the Bank.......................... 10

6.       REPRESENTATIONS OF THE PURCHASER.............................. 11
         6.1      Purchase for Investment.............................. 11
         6.2      Source of Funds...................................... 12

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                           TABLE OF CONTENTS (cont.)

                                                                      PAGE

7.       INFORMATION AS TO COMPANY..................................... 13
         7.1      Financial and Business Information................... 13
         7.2      Officer's Certificate................................ 15
         7.3      Inspection........................................... 16

8.       PREPAYMENT OF THE NOTES....................................... 16
         8.1      Required Prepayments................................. 16
         8.2      Optional Prepayments with Make-Whole Amount.......... 16
         8.3      Allocation of Required and Partial Prepayments....... 17
         8.4      Maturity; Surrender, etc............................. 17
         8.5      Assumption of Notes upon the Occurrence of the
                  Termination of the ESOP.............................. 17
         8.6      Purchase of Notes.................................... 18
         8.7      Offer to Purchase Notes upon Change in Control, etc.. 19
         8.8      Purchase of Notes by Company upon Acceleration....... 21
         8.9      Make-Whole Amount.................................... 21
         8.10     Interest............................................. 23

9.       AFFIRMATIVE COVENANTS......................................... 23
         9.1      Compliance with Law.................................. 23
         9.2      Insurance............................................ 23
         9.3      Maintenance of Properties............................ 23
         9.4      Payment of Taxes..................................... 24
         9.5      Corporate Existence, etc............................. 24
         9.6      ESOP Existence.  .................................... 24
         9.7      Determination Letter.  .............................. 25
         9.8      Pari Passu Obligations............................... 26

10.      NEGATIVE COVENANTS............................................ 26
         10.1     Transactions with Affiliates......................... 26
         10.2     Merger, Consolidation, etc........................... 26
         10.3     Consolidated Cash Flow............................... 27

11.      EVENTS OF DEFAULT............................................. 27

12.      REMEDIES ON DEFAULT, ETC...................................... 29
         12.1     Acceleration......................................... 29
         12.2     Other Remedies....................................... 30
         12.3     Rescission........................................... 30
         12.4     No Waivers or Election of Remedies, Expenses, etc.... 31
         12.5     Code Limitations..................................... 31

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES................. 31
         13.1     Registration of Notes................................ 31
         13.2     Transfer and Exchange of Notes....................... 32
         13.3     Replacement of Notes................................. 32

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                           TABLE OF CONTENTS (cont.)

                                                                      PAGE
14.      PAYMENTS ON NOTES............................................. 33
         14.1     Place of Payment..................................... 33
         14.2     Home Office Payment.................................. 33

15.      EXPENSES, ETC................................................. 33
         15.1     Transaction Expenses................................. 33
         15.2     Survival............................................. 34

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
         AGREEMENT..................................................... 34

17.      AMENDMENT AND WAIVER.......................................... 34
         17.1     Requirements......................................... 34
         17.2     Solicitation of Holders of Notes..................... 34
         17.3     Binding Effect, etc.................................. 35
         17.4     Notes held by the Issuer, the Company, etc........... 35

18.      NOTICES....................................................... 35

19.      REPRODUCTION OF DOCUMENTS..................................... 36

20.      CONFIDENTIAL INFORMATION...................................... 36

21.      SUBSTITUTION OF PURCHASER..................................... 38

22.      GUARANTEE..................................................... 38
         22.1     Guaranteed Obligations............................... 38
         22.2     Performance under this Agreement and the Other
                  Agreements........................................... 38
         22.3     Waivers.............................................. 39
         22.4     Certain Waivers of Subrogation, Reimbursement and
                  Indemnity............................................ 40
         22.5     Releases............................................. 40
         22.6     Marshaling........................................... 41
         22.7     Liability............................................ 41
         22.8     Character of Obligation.............................. 41
         22.9     Election to Perform Obligations...................... 42
         22.10    No Election.......................................... 43
         22.11    Severability......................................... 43
         22.12    Other Enforcement Rights............................. 43
         22.13    Delay or Omission; No Waiver......................... 43
         22.14    Restoration of Rights and Remedies................... 43
         22.15    Cumulative Remedies.................................. 44
         22.16    Survival............................................. 44
         22.17    Miscellaneous........................................ 44

23.      MISCELLANEOUS................................................. 44
         23.1     Successors and Assigns............................... 44
         23.2     Payments Due on Non-Business Days.................... 44

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                           TABLE OF CONTENTS (cont.)

                                                                      PAGE

         23.3     Severability......................................... 44
         23.4     Construction......................................... 45
         23.5     Counterparts......................................... 45
         23.6     Governing Law........................................ 45
         23.7     Prohibited Transactions and Fiduciary Violations..... 45
         23.8     No Recourse with respect to the Issuer or the ESOP... 46

         SCHEDULE A    --  Information Relating to Purchasers

         SCHEDULE B    --  Defined Terms

         SCHEDULE C    --  Wiring Instructions at Closing

         SCHEDULE 4.9  --  Changes in Corporate Structure

         SCHEDULE 5.3  --  Disclosure Materials

         SCHEDULE 5.11 -- Licenses, Patents, etc.

         SCHEDULE 8.1  --  Principal Amortization of Notes

         EXHIBIT 1     --  Form of 6.07% Senior ESOP Guaranteed Note due
                           December 31, 2009

         EXHIBIT 4.4(a)-- Form of Opinion of Special Counsel for the Issuer and the Company

         EXHIBIT 4.4(b)--  Form of Opinion of General Counsel of the Company

         EXHIBIT 4.4(c)-- Form of Opinion of Special Counsel for Citibank, N.A.

         EXHIBIT 4.4(d)--  Form of Opinion of Special Counsel for the Purchasers

         EXHIBIT 8.5   --  Form of Endorsement for Termination-Related Assumed
                           Notes

                        STANLEY ACCOUNT VALUE PLAN TRUST

      $41,050,763 6.07% SENIOR ESOP GUARANTEED NOTES DUE DECEMBER 31, 2009

                                                       Dated as of June 30, 1998

[Separately Addressed to Each of the
Purchasers Listed on Schedule A hereto]:

Ladies and Gentlemen:

         Each of STANLEY ACCOUNT VALUE PLAN TRUST, acting by and through Citibank, N.A., a national banking association, not in its individual capacity (except as expressly specified in Section 5.19 and Section 23.8), but solely as trustee under the ESOP Documents (as hereinafter defined) (the "Issuer"), and THE STANLEY WORKS, a corporation organized under the laws of the State of Connecticut (together with its permitted successors, the "Company"), agrees with you as follows:

1.       AUTHORIZATION OF NOTES.

         The Issuer will authorize the issue and sale of $41,050,763 in aggregate principal amount of its 6.07% Senior ESOP Guaranteed Notes due December 31, 2009 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you, the Issuer and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to you and you will purchase from the Issuer, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Issuer is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.       CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Hebb & Gitlin, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., local time, at a closing (the "Closing") on June 30, 1998. At the Closing the Issuer will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $1,000,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer as indicated on Schedule C. If at the Closing the Issuer shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1      Representations and Warranties.

         The representations and warranties of the Issuer, the Bank and the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2      Performance; No Default.

         The Issuer and the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by each of them prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3      Compliance Certificates.

              (a) Bank Certificate. The Bank shall have delivered to you a certificate, dated the date of the Closing, certifying that its representation set forth in Section 5.19 is true and correct.

              (b) Bank Secretary's Certificate. The Bank shall have delivered to you a certificate certifying as to corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

              (c) Company Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled with respect to both itself and the Issuer.

              (d) Company Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

4.4      Opinions of Counsel.

         You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing

              (a) from Reid & Riege, special counsel for the Issuer and the Company, covering the matters set forth in Exhibit 4.4(a) (and the Company hereby instructs its counsel to deliver such opinion to you),

              (b) from Stephen S. Weddle, General Counsel of the Company, covering the matters set forth in Exhibit 4.4(b) (and the Company hereby instructs its counsel to deliver such opinion to you),

              (c) from McDermott, Will & Emery, special counsel for the Bank, covering the matters set forth in Exhibit 4.4(c) and


              (d) from Hebb & Gitlin, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(d) and covering such other matters incident to such transactions as you may reasonably request.

4.5      Purchase Permitted By Applicable Law, etc.

         On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6      Sale of Other Notes.

         Contemporaneously with the Closing the Issuer shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7      Payment of Special Counsel Fees.

         Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8      Private Placement Number.

         A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.9      Changes in Corporate Structure.

         Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in
Section 5.5.

4.10      ESOP Documents.

         You shall have received true and correct copies of the ESOP Documents and all other documents having the legal effect of governing the terms or administration of the Stanley Account Value Plan; all the terms and provisions thereof shall be satisfactory to you in form and substance (including schedules and exhibits thereto); and all such agreements, documents and instruments shall be in full force. Except as affected by the transactions contemplated hereby, all conditions precedent to the consummation of the transactions contemplated by the ESOP Documents shall have occurred, all governmental authorizations, consents, approvals, exemptions or other actions required in connection with such transactions shall have been duly received or taken, and such transactions shall have been consummated substantially in accordance with the terms of such documents.

4.11     Proceedings and Documents.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company (except as to Sections 5.18(j) and 5.19), the ESOP Trustee (solely as to Section 5.18(j)) and the Bank (solely as to Section 5.19) represent and warrant to you as of the date of this Agreement that:

5.1      Organization; Power and Authority.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Other Agreements, guarantee endorsements on the Notes and the ESOP Documents to which it is a party and to perform the provisions hereof and thereof.

5.2         Authorization, etc.

     This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each guarantee endorsement on each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3      Disclosure.

         The Company, through the Placement Agent, has delivered to you and each Other Purchaser a copy of an Executive Summary, dated May 1998 (the "Executive Summary"), relating to the transactions contemplated hereby. Except as disclosed in Schedule 5.3, this Agreement, the Executive Summary, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Executive Summary or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in
Schedule 5.5, since January 3, 1998 there has been no change in the financial condition, operations, business or properties of the Company or any of its Material Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

5.4      Material Subsidiaries.

         The outstanding shares of capital stock or similar equity interests of each Material Subsidiary have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien.

5.5      Financial Statements.

         The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Consolidated Subsidiaries attached to the Executive Summary. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Consolidated Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6      Compliance with Laws, Other Instruments, etc.

         The execution, delivery and performance by the Company of this Agreement, the Other Agreements, the guarantee endorsements on the Notes and the ESOP Documents to which it is a party will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Material Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Material Subsidiary is bound or by which the Company or any Material Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Material
Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Material Subsidiary.

5.7      Governmental Authorizations, etc.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Other Agreements, the guarantee endorsements on the Notes or the ESOP Documents to which it is a party.

5.8      Litigation; Observance of Statutes and Orders.

                 (a) Except as disclosed in the Company's Annual Report for 1997 on Form 10-K and on the Company's Quarterly Report for the fiscal quarter ending April 4, 1998 on Form 10-Q, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, any Material Subsidiary or the Issuer or any property of the Company, any Material Subsidiary or the Issuer in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                 (b) Neither the Company nor any Material Subsidiary nor the Issuer is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9      Taxes.

         The Company and its Material Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Material Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Material Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1986.

5.10     Title to Property; Leases.

         The Company and its Material Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Material Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11     Licenses, Permits, etc.

         Except as disclosed in Schedule 5.11, the Company and its Material Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

5.12     Compliance with ERISA.

                (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                 (b) The accumulated benefit obligations under each of the Plans (other than Multiemployer Plans), determined as of January 3, 1998 on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate fair value of the assets of such Plan allocable to such accumulated benefit obligations by more than $20,000,000 in the case of any single Plan and by more than $0 in the aggregate for all Plans. The term "accumulated benefit obligations" has the meaning provided under GAAP and the term "fair value" has the meaning provided under GAAP.

                 (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                 (d) The expected unfunded postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Material Subsidiaries is not Material.

                 (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to (i) the accuracy of your representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by you and (ii) the assumption, made solely for the purpose of making such representation, that Department of Labor Interpretive

         Bulletin 75-2 with respect to prohibited transactions remains valid in the circumstances of the transactions contemplated herein.

5.13     Private Offering by the Company.

         Neither the Issuer nor the Company nor anyone acting on their behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 40 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Issuer nor the Company nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of
Section 5 of the Securities Act.

5.14     Use of Proceeds; Margin Regulations.

         The Issuer will apply the proceeds of the sale of the Notes to refinance (i) certain term loans in the original aggregate principal amount of $54,500,000 made on June 6, 1989 by the lenders signatory to the Loan and Guaranty Agreement relating thereto to State Street Bank and Trust Company, as trustee of The Stanley Works Savings and Retirement Trust, and (ii) certain term loans in the original aggregate principal amount of $40,500,000 made on June 6, 1989 by the lenders signatory to the Loan and Guaranty Agreement relating thereto to State Street Bank and Trust Company, as trustee of The Stanley Works Savings Trust for Hourly Paid Employees, which loans have an aggregate outstanding principal balance of $41,050,763 on the date of the Closing. None of the transactions contemplated in this Agreement and the Other Agreements (including, without limitation, the use of the proceeds of the sale of the Notes) violates, or will result in a violation of, Section 7 of the Exchange Act or Regulation T of the Board of Governors of the Federal Reserve System (12 CFR
220), Regulation U of said Board (12 CFR 221) or Regulation X of said Board (12 CFR 224). The holding by the Issuer of Employer Capital Stock and the refinancing of the acquisition loan in respect thereof with the proceeds of the issuance of the Notes hereunder and under the Other Agreements is an exempted transaction under section 221.4(c) of the aforesaid Regulation U and the Notes are not directly or indirectly secured by any such Employer Capital Stock or any other margin stock, as such term is defined in said Regulation U. The Company shall, or shall cause the Issuer to, furnish to you, upon your request, a statement in conformity with the requirements of Federal Reserve Form FR G-3 referred to in said Regulation U.

5.15     Existing Indebtedness.

         A complete and correct list of all outstanding Indebtedness of the Company and its Consolidated Subsidiaries as of January 3, 1998 is set forth in the Company's Annual Report for 1997 on Form 10-K. Since January 3, 1998 there has been no Material change in the amounts, interest rates, sinking funds, instalment payments or maturities of the Indebtedness of the Company or its Consolidated Subsidiaries. Neither the Company nor any Consolidated Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Consolidated Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Consolidated Subsidiary the outstanding principal amount of which exceeds $500,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16     Foreign Assets Control Regulations, etc.

         Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury
Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17     Status under Certain Statutes.

         Neither the Company nor any Material Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended. The Company is exempt from regulation under the Public Utility Holding Company Act of 1935, as amended, pursuant to the provisions of Section 3(a) thereof. The rates charged by the Farmington River Power Company, a wholly-owned Subsidiary of the Company, for power generated by it are not subject to regulation under the Federal Power Act, as amended.

5.18     The ESOP.

                 (a) The ESOP has been duly adopted and is in full force and effect and constitutes a "qualified plan" under section 401(a) of the Code and an "employee stock ownership plan" as defined in section 4975(e)(7) of the Code. The ESOP Trust Agreement has been duly adopted, is validly existing and constitutes an "exempt trust" under section 501(a) of the Code. The Issuer has the requisite trust power and authority to own its properties and assets.

                 (b) The Company has delivered to you true and correct copies of the ESOP Documents, including all modifications and supplements thereto. Each of the ESOP Documents is in full force and effect and no term or condition of any thereof has been amended, modified or waived.

                 (c) The Indebtedness evidenced by each Note delivered on the date of Closing will qualify for the exemptions set forth in section 408(b)(3) of ERISA and section 4975(d)(3) of the Code. All of the "employer securities," as such term is defined in section 409(l) of the Code, held by the Issuer constitute "qualifying employer securities" within the meaning of Code regulation section 54.4975-12 (as modified by any subsequent modifications to the Code or ERISA). The Issuer holds no other securities that are not permitted to be held by it pursuant to section 4975(e)(7) of the Code.

                 (d) Except for the loan or loans made as of the date of the Closing from the Company to the Issuer in an aggregate principal amount not exceeding $185,000,000 to refinance (i) a term loan in the original principal amount of $153,499,995.00 made on June 7, 1991 by Stanley Works Funding Corporation to State Street Bank and Trust Company, as trustee of The Stanley Works Savings and Retirement Trust, and (ii) a term loan in the original principal amount of $26,499,973.50 made on June 7, 1991 by Stanley Works Funding Corporation to State Street Bank and Trust Company, as trustee of The Stanley Works Savings Trust for Hourly Paid Employees, the Issuer has not incurred any outstanding Indebtedness and, as of the date of Closing, will not have incurred any outstanding Indebtedness other than the Indebtedness represented by the Notes. The ESOP and the Issuer have been established by the Company for a valid corporate purpose. All ESOP Documents are legal, valid, binding and enforceable obligations of the respective parties thereto.

                 (e) The sale of the Notes by the Issuer, and the execution, delivery and performance by the Issuer of this Agreement, the Other Agreements and the Notes are within the trust powers of the Issuer and have been duly authorized by the Issuer pursuant to the terms of the ESOP Documents.

                 (f) The ESOP Trustee has all requisite trust power and authority, as trustee under the ESOP Documents, to execute and deliver and to perform all of the obligations of the Issuer under this Agreement, the Other Agreements and the Notes.

                 (g) The execution, delivery and performance by the Issuer of this Agreement, the Other Agreements and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Issuer under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, ESOP Document or any other agreement or instrument to which the Issuer is bound or by which the ESOP or Issuer or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Issuer or the ESOP, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Issuer or the ESOP.

                 (h) This Agreement and the Other Agreements constitute, and upon execution and delivery thereof each Note will constitute a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 (i) There are no actions, suits or proceedings pending or, to the best knowledge of the Company or the Issuer, threatened against or affecting the ESOP, the Issuer or the properties of the ESOP or Issuer before any court or governmental department, commission, board, bureau, agency or instrumentality domestic or foreign, which (i) draw into question the validity of any ESOP Document, this Agreement, the Other Agreements or the Notes or (ii) if determined adversely to the ESOP or Issuer, would materially adversely affect the ability of the Company or the ESOP Trustee to perform their respective obligations under the ESOP Documents or of the Issuer to perform its obligations under this Agreement, the Other Agreements or the Notes.

                  (j) The execution, delivery and performance by the Issuer of this Agreement, the Other Agreements and the Notes is primarily for the benefit of the participants and beneficiaries of the Issuer. The interest rate payable with respect to the Notes is reasonable. The terms of the Notes are at least as favorable to the Issuer as the terms of comparable loans, resulting from arms-length negotiations between independent parties.

5.19     Representations of the Bank.

                  (a) The Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United
         States of America and has the corporate power, authority and legal right to execute and deliver in its individual capacity the ESOP

         Trust Agreement and (solely with respect to this Section and Section 23.8) this Agreement and the Other Agreements.

                  (b) The execution, delivery and performance by the Bank of the ESOP Trust Agreement are in the ordinary course of the banking business of the Bank.

                  (c) The execution of, delivery of, and performance of its duties under, the ESOP Trust Agreement by the Bank have been duly authorized by all necessary corporate action on the part of the Bank, and the execution of, delivery of, and performance of its duties under, this Agreement and the Other Agreements by the ESOP Trustee have been duly authorized by all necessary action of the ESOP Trustee.

                  (d) The ESOP Trust Agreement has been duly executed and delivered by the Bank in its individual capacity, and this Agreement and the Other Agreements have been duly executed by the ESOP Trustee in its trustee capacity; provided, however, that the Bank may be liable in its individual capacity in the case of inaccuracy of the representations in clauses (a) through (d) of this Section 5.19.

                  (e) The ESOP Trust Agreement constitutes the legal valid and binding obligation of the Bank solely as an exercise of its trust powers, and is enforceable against the Bank as trustee in accordance with its terms, except as the enforceability thereof may be limited by
         (i) bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally, and (ii) equitable principles (including those under ERISA) regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

6.       REPRESENTATIONS OF THE PURCHASER.

6.1      Purchase for Investment.

         You represent that:

                  (a)      you are an accredited investor,  as  defined  in Rule
         501(a)   promulgated   under  the   Securities  Act   and  a  Qualified
         Institutional Buyer;

                  (b) you are purchasing the Notes for your own account or, in compliance with the provisions of Rule 144A(d) promulgated under the Securities Act, for a nominee or nominees which are either (i) one or more separate accounts maintained by you or (ii) the account of one or more pension or trust funds, and not with a view to the distribution thereof; provided that the disposition of your or their property shall at all times be within your or their control;

                  (c) the Company and Issuer have provided you with, and you have had access to, the relevant information about the Company and Issuer, including information about the Issuer's and Company's business and financial condition, and the relevant information about the Notes being purchased, which you or your nominees have requested from the Company or Issuer;

                  (d) you have had a reasonable opportunity to ask questions of and receive answers from the management of the Company concerning the Company, the Issuer, the information contained in the Executive Summary, and the Notes, and all such questions have been answered to your full satisfaction;

                  (e) you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of the prospective investment being made pursuant to this Agreement; and

                  (f) you understand that the Notes are being offered and sold to you in reliance on specific exemptions from the registration requirements of Federal and state securities laws and the Issuer, the Company, its management and their counsel are relying upon the truth and accuracy of the foregoing representations in order to determine the applicability of such exemptions.

You understand that the Notes have not been registered under the Securities Act or any applicable state securities laws and may be resold only if registered pursuant to the provisions of the Securities Act and such state securities laws or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that neither the Issuer nor the Company is required to register the Notes.

6.2      Source of Funds.

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                 (a) the Source is an "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

                 (b) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                 (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer, affiliate of such employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                 (d) (i) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), (ii) no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, (iii) the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (iv) the identity of such QPAM and the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

                 (e)       the Source is a governmental plan; or

                 (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

                 (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

7.1      Financial and Business Information.

         The Company shall deliver to each holder of Notes that is an Institutional Investor:

                 (a) Quarterly Statements -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), a copy of,

                           (i) a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarter, and

                           (ii) consolidated  statements of operations,  changes
                  in shareholders' equity and cash flows of the Company and its Consolidated Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                 (b) Annual Statements -- within 90 days after the end of each fiscal year of the Company, a copy of,

                           (i) a consolidated balance sheet of the Company and its Consolidated Subsidiaries, as at the end of such year, and

                           (ii) consolidated  statements of operations,  changes
                  in shareholders' equity and cash flows of the Company and its Consolidated Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

                 (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Material Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (other than any such registration statement on Form S-8) that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Material Subsidiary with the Securities and Exchange Commission;

                 (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Issuer and/or the Company is taking or proposes to take with respect thereto;

                 (e) ERISA Matters -- promptly, and in any event within 10 days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any  reportable  event,
                  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event,  transaction or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such reportable event, such proceedings, such liability or such Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

                 (f) ESOP SEC Reporting -- within 15 days after the receipt of any written request therefor from any Institutional Investor, copies of attachments to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission in respect of financial statements of the Issuer; and

                 (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Issuer, the ESOP or the Company or relating to the ability of the Issuer or the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2      Officer's Certificate.

         Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                 (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.3 as of the end of the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                 (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Material Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Material Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3      Inspection.

         If a Default or Event of Default then exists, at the expense of the Company, the Company shall permit the representatives of each holder of Notes that is an Institutional Investor to visit and inspect any of the offices or properties of the Issuer, the Company, and/or any Material Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Issuer and the Company authorize said accountants to discuss the affairs, finances and accounts of the Issuer, the Company and/or its Material Subsidiaries), all at such times, during normal business hours and upon reasonable prior notice, and as often as may be requested.

8.       PREPAYMENT OF THE NOTES; INTEREST.

         8.1      Required Prepayments.

         On the last day of each calendar month, commencing on July 31, 1998 and ending on and including November 30, 2009, the Issuer will prepay the principal amount of the Notes set forth on Schedule 8.1 hereto corresponding to such day at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 or purchase of the Notes permitted by Section 8.6 or 8.7 the principal amount of each required prepayment (and the payment at maturity) of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase. The unpaid principal amount of the Notes shall be due and payable on December 31, 2009.

         8.2      Optional Prepayments with Make-Whole Amount.

         The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         8.3     Allocation of Required and Partial Prepayments.

         In the case of each partial prepayment of the Notes pursuant to Section
8.1 or Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

         8.4      Maturity; Surrender, etc.

         In the case of each prepayment of Notes pursuant to this Section 0, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         8.5 Assumption of Notes upon the Occurrence of the Termination of the ESOP.

         The Company may elect, at any time and at its sole option, to terminate the ESOP and the Issuer, provided that at the time of such election no Default or Event of Default (other than an Event of Default occurring solely as a result of such termination under Section 9.6) shall exist and the Company assumes the Notes as hereinafter provided in this Section 8.5. The Company shall give each holder of Notes irrevocable written notice of the termination of the ESOP and the Issuer and the assumption of the Issuer's Notes ("Termination-Related Assumption") not less than five nor more than 15 days prior to the date on which such termination is to become effective (the "Termination-Related Assumption Date"). On such Termination-Related Assumption Date, the Company shall assume such Notes (the "Termination-Related Assumed Notes"). Upon and after any Termination-Related Assumption, the reference to "Notes" herein shall be deemed to be a reference to the Termination-Related Assumed Notes, and, where the context requires, references to the "Issuer" shall mean the Company, except that the provisions of Section 22 shall not be applicable to such Termination-Related Assumed Notes. The Termination-Related Assumption is subject to the following conditions and undertakings:

                  (a) the Termination-Related Assumed Notes shall be legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (b) the Company, at its expense, shall have delivered an Opinion(s) of Counsel to each of the holders of Notes, which Opinion(s) of Counsel shall be satisfactory in form and substance to the Required Holders and which shall

                       (i) opine to the enforceability of such Termination-Related Assumed Notes, as set forth in clause (a) above, to the corporate authority of the Company to execute and delivery such Termination-Related Assumed Notes and to the due and valid execution and delivery of such Termination-Related Assumed Notes,

                       (ii) opine that such Termination-Related  Assumption does
                  not constitute a nonexempt "prohibited transaction," within the meaning of section 406 of ERISA and section 4975 of the Code, or a breach of the fiduciary duty standards of section 404 of ERISA and

                       (z) address the federal income tax consequences of such Termination-Related Assumption;

                  (c) the Company shall reimburse and hold harmless each holder of Notes on an after-tax basis for all net increases in federal income taxes applicable to, or incurred by virtue of, such Termination-Related Assumption, whether incurred at the time of such assumption or at any time or times thereafter;

                  (d) all accrued interest shall be paid on the date of the consummation of such Termination-Related Assumption; and

                  (e) a fully executed endorsement, in the form referred to below, shall have been delivered to each holder of Notes for each Note so held by such holder.

Evidence of the Company's assumption of the obligations of the Issuer in respect of each Termination-Related Assumed Note shall be in the form of an endorsement, substantially in the form set forth in Exhibit 8.5, from the Company to such holder to be attached by such holder to such Termination-Related Assumed Note. Such Termination-Related Assumed Note shall not be considered a new or separate obligation of the Company, but shall, to the extent permitted by law, represent a continuation of the obligation of the Company theretofore existing in respect of such Termination-Related Assumed Note, but the Issuer shall be deemed to be released from all obligations in respect of each such Termination-Related Assumed Note. Such endorsement shall be delivered (if to you or an Other Purchaser) to the address specified for such delivery in Schedule A or at such other address as you or such Other Purchaser shall have specified to the Company in writing, or (if to any other holder of such Termination-Related Assumed Note) to such address as such holder shall have specified to the Company in writing. From time to time after any Termination-Related Assumption, the Company will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions as any holder of any of the Notes may reasonably request for the purposes of implementing, effectuating or evidencing the provisions of this Section 8.5, including, without limitation, issuing notes in its own name in exchange for the Termination-Related Assumed Notes, which notes shall be identical to such Termination-Related Assumed Notes (except that they shall be in the name of the Company, shall not bear the guarantee endorsement of the Company and shall not have the aforesaid endorsement attached thereto) and shall be treated for all purposes hereunder and under the Other Agreements as Termination-Related Assumed Notes.

         8.6      Purchase of Notes.

         The Issuer will not, and the Company will not and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except

                  (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes,

                  (b)      as provided for in Sections 8.7 or 8.8, or

                  (c) pursuant to an offer to purchase made by the Issuer, the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions.

Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Issuer or the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Issuer will promptly cancel all Notes acquired by it, and the Company shall cause the cancellation of all Notes acquired by it or any Affiliate, pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         8.7      Offer to Purchase Notes upon Change in Control, etc.

                  (a)      Notice and Offer.  In the event of either

                           (i)      a Change in Control, or

                           (ii) the  obtaining of actual  knowledge of a Control
                   Event by a Senior Financial Officer,

         the Company will, within 30 Business Days of the occurrence of either of such events, give written notice of such Change in Control or Control Event to each holder of Notes by facsimile transmission and, simultaneously with the sending of such facsimile notice, send a copy of such notice to each such holder via an overnight courier of national reputation. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to purchase all, but not less than all, the Notes held by such holder on a date specified in such notice (the "Control Purchase Date") that is not less than 30 days and not more than 60 days after the date of such notice, provided that, in the case of a Control Event that does not give rise to a Change in Control, such notice shall be null and void and in the case of a Control Event that does give rise to a Change in Control which shall occur more than 60 days following the date the written notice required by this Section 8.7(a) must be given, the Control Purchase Date may be delayed by the Company to a date not later than the date on which the Change in Control arising from such Control Event shall actually be consummated or finalized. If the Control Purchase Date shall not be specified in such notice, the Control Purchase Date shall be the 30th day after the date of such notice; it being understood by the parties hereto, for purposes of the avoidance of doubt, that any such notice shall be dated the date on which it is first given to the holders of Notes and that all notices to all holders of Notes shall bear the same date.

                  If the Company shall not have received a written response to such written notice from any holder of Notes within 10 days after the date of the facsimile transmission of such notice to such holder, the Company shall use its best efforts to send a second written notice via an overnight courier of national reputation to such holder of Notes but shall be under no obligation to do so.

                  (b)      Acceptance and Payment; Acceptance.

                           (i) Acceptance  and Payment.  To accept or reject any
                  such offer to purchase, a holder of Notes shall cause a notice of such acceptance or rejection to be delivered to the Company not later than 15 days after the date of the notice constituting such offer (which, if there shall have been two written notices, shall be deemed to be the second written notice). If so accepted, payment in respect of such offer shall be due and payable on the Control Purchase Date subject to only the receipt by the Company of the Note or Notes to be purchased together with an appropriate written instrument of transfer in respect thereof, provided that, with respect to any Institutional Investor, a written undertaking to deliver such Note or Notes and such written instruments of transfer as soon as practicable after the Control Purchase Date shall be sufficient and title to such Note or Notes shall be deemed to have passed to the Company on the Control Purchase Date after the payment in full of the purchase price in respect thereof to such Institutional Investor. The purchase price in respect of any such offer to purchase shall be 100% of the principal amount of the Notes held by holders having accepted such off-er together with interest on the Notes then being purchased accrued to the Control Purchase Date. No Make-Whole Amount or other prepayment or purchase premium shall be payable in respect thereof. The purchase price of any Note for which an offer shall have been accepted shall be paid in the same manner as payments on such Note are to be made pursuant to
                  Section 14.

                           (ii) Deemed Rejection. A failure by any holder of Notes to respond in writing to all written offers of purchase referred to in Section 8.7(b) by the deadlines set forth therein shall be deemed to constitute a rejection of such offers by such holder.

                  (c) Officer's Certificate. Each offer to purchase the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying:

                           (i)      the Control Purchase Date;

                           (ii) that such offer is being made  pursuant  to this
                  Section 8.7 and that failure by a holder to respond to such offer by the deadlines as established by this Section 8.7 shall result in such offer to such holder being deemed rejected;

                           (iii) the interest that would be due on each such Note offered to be purchase, accrued to the date fixed for purchase;

                           (iv) that the  conditions  of this  Section  8.7 have
                  been fulfilled; and

                            (v) in reasonable detail, a description of the nature and date or proposed date of the Change in Control.

                  (d) Cancellation of Notes. Any Note acquired by the Company under this Section 8.7 shall be cancelled and shall not be reissued. Each purchase of a Note by the Company pursuant to this Section 8.7 shall be made without recourse and without representation or warranty of any kind whatsoever by the holder thereof (except as to the right of such holder to transfer valid title to such Note so purchased).

         8.8      Purchase of Notes by Company upon Acceleration.

         In the event that a holder of a Note shall require the Company to repurchase the Notes of such holder pursuant to Section 12.5, the Company shall immediately purchase such holder's Notes at a purchase price equal to the unpaid principal amount of such Note, plus interest accrued thereon to the date of purchase, plus an amount equal to the applicable Make-Whole Amount (if any) that would have been payable if such Notes were then prepaid by the Issuer, plus an amount equal to any other sums due and owing hereunder to such holder on the date on which such purchase is consummated, provided, however, that such holder shall have given to the Company not less than five Business Days' prior written notice that such holder has elected to exercise its option pursuant to Section
12.5. The Company hereby expressly waives tender or delivery of any such Notes in connection with the purchase thereof under this Section 8.8, provided that a written undertaking is delivered to the Company by the holder of such Note or Notes pursuant to which such holder agrees to deliver such Note or Notes and all necessary written instruments of transfer in respect thereof as soon as practicable after receipt of the full purchase price in respect thereof. Title to such Note or Notes shall be deemed to have passed to the Company on the date on which the purchase price in respect thereof is received by the holder thereof. Any Note acquired by the Company under this Section 8.8 shall be cancelled and shall not be reissued. Each purchase of a Note by the Company pursuant to this Section 8.8 shall be made without recourse and without representation or warranty of any kind whatsoever by the holder thereof (except as to the right of such holder to transfer valid title to such Note so purchased). In connection with any legal proceeding instituted by any holder of Notes to enforce the obligation of the Company to purchase Notes pursuant to this Section, the Company hereby waives any defense based upon an adequate remedy at law. The purchase price of any Note under this Section 8.8 shall be paid in the same manner as payments on such Note are to be made pursuant to
Section 14. The remedies of any holder of Notes with respect to the Company under this Section 8.8 and under Section 22 shall be cumulative.

         8.9      Make-Whole Amount.

         The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment   Yield"  means,  with  respect  to  the  Called
         Principal of any Note, the sum of (a) 0.25% per annum plus (b) the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page U.S.D." of the Bloomberg Financial Markets Services Screen (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in the U.S. Treasury securities) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (A) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (B) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing

                           (i)      such Called Principal into

                           (ii)     the sum of the products obtained by
                                    multiplying

                                    (a)     the  principal  component  of   each
                           Remaining Scheduled Payment with respect to such Called Principal by

                                    (b) the number of years  (calculated  to the
                           nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called
                           Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

         8.10     Interest.

         Interest shall accrue on the unpaid principal balance of the Notes on the basis of a 360-day year of twelve 30-day months at the rate of 6.07% per annum and shall be payable, in arrears, on the last day of each calendar month, commencing on July 31, 1998, until the principal amount of the Notes in respect of which such interest shall have accrued shall become due and payable, and interest shall accrue on any overdue principal (including any overdue prepayment of principal), Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest at a rate equal to the Default Rate.

9.       AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

9.1      Compliance with Law.

         The Company will and will cause each of its Material Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Material Subsidiaries taken as a whole.

9.2      Insurance.

         The Company will and will cause each of its Material Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3      Maintenance of Properties.

         The Company will and will cause each of its Material Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Material Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Material Subsidiaries taken as a whole.

9.4      Payment of Taxes.

         The Company will and will cause each of its Material Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Material Subsidiary need pay any such tax or assessment if (a) the amount, applicability or validity thereof is contested by the Company or such Material Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Material Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Material Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Material Subsidiaries taken as a whole.

9.5      Corporate Existence, etc.

         The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the corporate or other existence of each of its Material Subsidiaries (unless merged into the Company or a Subsidiary or for purposes of an intra-company reorganization by the Company and its Subsidiaries) and all rights and franchises of the Company and its Material Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate or other existence, right or franchise would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Material Subsidiaries taken as a whole.

9.6      ESOP Existence.

         (a)      The Company will

                           (i) do all things necessary so that the loans evidenced by the Notes will qualify as "exempt loans" to an "employee stock ownership plan," as such terms are defined in Code regulation sections 54.4975-7 and 54.4975-11 (as modified by any subsequent modifications to the Code or ERISA);

                           (ii) do all things  necessary to maintain and keep in
                  full force and effect the ESOP as an "employee stock ownership plan", within the meaning of sections 4975(e)(7) of the Code and 407(d)(6) of ERISA;

                           (iii) cause the ESOP to be operated and  administered
                  at all times and be amended as necessary so as to remain qualified under sections 401(a) and 4975(e)(7) of the Code and cause the Issuer to remain tax-exempt under section 501(a) of the Code; and

                           (iv) take or cause to be taken all other actions which are necessary for the ESOP and the Issuer to be in material compliance with all applicable requirements of ERISA (including Titles I and II thereof) and the Code and the regulations thereunder as from time to time in effect and applicable to the ESOP and the Issuer;

         provided, however, that the failure of the Company or the Issuer to comply with this Section 9.6 shall not be deemed an Event of Default to the extent the Issuer elects to prepay the Notes in full, and the Notes are so prepaid, under Section 8.2, or the Company assumes the Notes, and the Notes are so assumed, under Section 8.5. The Company covenants that it will make contributions to the Issuer as is necessary to the extent required by the ESOP Documents, including, without limitation, making contributions, as is necessary, at such time and in such amounts as to enable the Issuer to pay in full, when due, the principal of, Make-Whole Amount (if any) on, and interest on, the Notes and all other amounts owing by the Issuer under this Agreement, the Other Agreements and the Notes.

         (b)      The Issuer will

                           (i) do all things necessary so that the loans evidenced by the Notes will qualify as "exempt loans" to an "employee stock ownership plan," as such terms are defined in Code regulation sections 54.4975-7 and 54.4975-11 (as modified by any subsequent modifications to the Code or ERISA);

                           (ii) do all things  necessary to maintain and keep in
                  full force and effect the ESOP as an "employee stock ownership plan", within the meaning of sections 4975(e)(7) of the Code and 407(d)(6) of ERISA; and

                           (iii) take or cause to be taken all other actions which are necessary for the Issuer to be in material compliance with all applicable requirements of ERISA (including Titles I and II thereof) and the Code and the regulations thereunder as from time to time in effect and applicable to the Issuer;

         provided,  however,  that the failure of the Issuer to comply with this
         Section 9.6 shall not be deemed an Event of Default to the extent the Issuer elects to prepay the Notes in full, and the Notes are so prepaid, under Section 8.2, or the Company assumes the Notes, and the Notes are so assumed, under Section 8.5.

9.7      Determination Letter.

         The most recent Internal Revenue Service determination letter was issued for the ESOP on September 3, 1996. Pursuant to this determination letter, the Internal Revenue Service determined that the terms of the ESOP, as then in effect, met the qualification requirements of Code section 401(a) and the requirements for status as an employee stock ownership plan under Code section 4975(e)(7). Following the date of Closing, the Company will reasonably promptly proceed to request an updated determination letter from the Internal Revenue Service in order to reflect changes made in the ESOP since the issuance of the September 3, 1996 letter, and, in that connection, the Company agrees to modify the ESOP Documents to the extent reasonably requested by the Internal Revenue Service as a condition to obtaining such updated determination letter. The Company will deliver to you as promptly as practicable a copy of any such favorable determination letter.

9.8      Pari Passu Obligations.

         The Issuer covenants that its obligations under the Notes and under this Agreement and the Other Agreements do and will rank at least pari passu in right of payment with all its other present and future unsecured and unsubordinated Indebtedness, except for those obligations that are mandatorily preferred by law. The Company covenants that its obligations under the Notes and under this Agreement and the Other Agreements do and will rank at least pari passu in right of payment with all its other present and future unsecured and unsubordinated Indebtedness, except for those obligations that are mandatorily preferred by law.

10.      NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

10.1     Transactions with Affiliates.

         The Company will not and will not permit any Material Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Material Subsidiary), except (a) pursuant to the reasonable requirements of the Company's or such Material Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate or (b) if the effect of such transaction or group of related transactions would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Material Subsidiaries taken as a whole.

10.2     Merger, Consolidation, etc.

         The Company will not and will not permit any of its Material Subsidiaries to consolidate, amalgamate or merge with or into any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person (except that any Material Subsidiary may consolidate, amalgamate or merge with or into, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, (x) the Company if the Company is, in the case of any consolidation, merger or amalgamation, the surviving entity, (y) any other Subsidiary or (z) any other Person if such consolidation, merger, amalgamation or conveyance, transfer or lease of assets is not a direct or indirect circumvention of the prohibitions set forth in this Section 10.2 with respect to the Company or any Successor Company), provided that the foregoing restrictions do not apply to the consolidation, amalgamation or merger of the Company with or into, or the conveyance, transfer or lease of all or substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

                  (i) the successor formed by such consolidation or amalgamation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be (the "Successor Company"), shall be a solvent corporation organized and existing under the laws of the United States of America or any State thereof (including the District of Columbia);

                  (ii) if the Company is not the Successor Company, such Successor Company shall have executed and delivered to each holder of any Notes its assumption of the obligations in respect of its guarantee endorsements on the Notes and all other obligations in respect of any Termination-Related Assumed Notes and the due and punctual performance and observance of each covenant and condition of this Agreement and the Other Agreements; and

                  (iii) immediately before and after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Company that shall theretofore have become such in the manner prescribed in this Section
10.2 from its liability under this Agreement, the Other Agreements or the guarantee endorsements on the Notes.

10.3     Consolidated Cash Flow.

         The Company will not, at any time, permit the ratio of Consolidated Cash Flow to Consolidated Cash Expenditures, determined as of the last day of the then most recently ended calendar month in respect of the 12 month period ending on such date, to be less than 1.25:1.00.

11.      EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Issuer or the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Issuer or the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                  (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d), Section 10.2 or Section 10.3; or

                  (d) the Issuer or the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of

                           (i)      a   Responsible  Officer  obtaining   actual
                  knowledge of such default and

                           (ii) the  Company  receiving  written  notice of such
                  default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

                  (e) any representation or warranty made in writing by or on behalf of the Issuer or the Company or by any trustee of the ESOP or by any officer of the Company in this Agreement, in the Other Agreements or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) (i) the Issuer or the Company shall fail to make any payment in respect of Indebtedness when due (whether by scheduled maturity, required prepayment, acceleration or otherwise) if the aggregate amount of such payment is $5,000,000 or more, or

                           (ii) any  breach,  default or event of default  shall
                  occur and be continuing (and applicable grace and notice periods shall have expired) under any agreement or indenture relating to any Indebtedness of the Issuer or the Company in an aggregate amount of $5,000,000 or more, and the maturity of any such Indebtedness has been accelerated in accordance with the terms thereof; or


                  (g)      the Issuer, the Company or any Material Subsidiary

                           (i)      is  generally  not   paying,  or  admits  in
                  writing its inability to pay, its debts as they become due,

                           (ii) files, or consents by answer or otherwise to the
                  filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,

                           (iii) makes an assignment for the benefit of its creditors,

                           (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,

                           (v)      is   adjudicated   as  insolvent  or  to  be
                  liquidated, or

                           (vi) takes corporate or other appropriate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Issuer, the Company or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Issuer, the Company or any Material Subsidiary, or any such petition shall be filed against the Issuer, the Company or any Material Subsidiary and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Issuer, the Company and/or any Material Subsidiary and which judgments are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay; or

                  (j)      if

                           (i) any  Plan  shall  fail  to  satisfy  the  minimum
                  funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code,

                           (ii) a notice of intent to  terminate  any Plan shall
                  have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,

                           (iii) the aggregate  amount of "benefit  liabilities"
                  (within the meaning of section 4001(a)(18) of ERISA) under all Plans (other than Multiemployer Plans), determined in accordance with Title IV of ERISA, shall not exceed 130% of the current value (as defined in ERISA) of the assets of such Plans,

                           (iv) the  Company or any ERISA  Affiliate  shall have
                  incurred or is reasonably expected to incur any liability pursuant to Title I or Title IV of ERISA (other than in respect of the payment of premiums to the PBGC) or the penalty or excise tax provisions of the Code relating to employee benefit plans,

                           (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or

                           (vi) the Company or any Material Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Material Subsidiary thereunder;

         and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

         12.1     Acceleration.

                  (a) If an Event of Default with respect to the Issuer or the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Issuer and the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer and the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Issuer and the Company acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer or the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuer or the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. Nothing in this Section 12.1, or elsewhere in this Agreement or in the Other Agreements shall permit (1) a transfer of assets of the Issuer or the ESOP to any Person in excess of the amount permitted under Code regulation sections 54.4975-7(b)(5) or (6) (as modified by any subsequent modifications to the Code or ERISA), or (2) if a holder of any Note is a "disqualified person" within the meaning of section 4975 of the Code, the transfer of assets of the Issuer or the ESOP to such holder except upon the failure of the Issuer to make payment of regularly scheduled payments of principal of and interest on such Notes, and then only to the extent of such failure.

         12.2     Other Remedies.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         12.3     Rescission.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1 and prior to the purchase of any Notes by the Company pursuant to Section 8.8, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Issuer and the Company, may rescind and annul any such declaration and its consequences if

                  (a) the Issuer and/or the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate,

                  (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and

                  (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.

No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         12.4     No Waivers or Election of Remedies, Expenses, etc.

         No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Issuer and the Company under Section 15, the Issuer and the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

         12.5     Code Limitations.

         Anything contained in this Section 12 notwithstanding, the Issuer shall not be obligated to make any accelerated payment hereunder or transfer any assets to any holder of Notes in respect thereof which would not otherwise be permitted under section 4975 of the Code. To the extent that any holder of a Note shall be in any way prohibited or otherwise restricted pursuant to section 4975 of the Code or pursuant to any other applicable law from exercising the remedies provided in this Section 12 and in Section 22 in order to receive the full payment of its Note and all other amounts owing to it hereunder or under the Other Agreements, such holder shall immediately be entitled to cause the Company to purchase the Notes held by such holder pursuant to Section 8.8.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1     Registration of Notes.

         The Issuer shall keep at the principal executive office of the ESOP Trustee a register for the registration and registration of transfers of Notes. The Company shall also keep at its principal executive office a copy of the aforesaid register and shall also maintain a register for the registration and registration of transfers of Termination-Related Assumed Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such registers. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and neither the Issuer nor the Company shall be affected by any notice or knowledge to the contrary. The Issuer and the Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2     Transfer and Exchange of Notes.

         Upon surrender of any Note at the principal executive office of the Issuer or the Company, as the case may be, for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer (a form of which is attached to Exhibit 1) duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Issuer shall execute and deliver, at the Issuer's or Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. With respect to each such new Note issued by the Issuer, the Company shall execute the guarantee endorsement thereon. For the avoidance of doubt, if any surrendered Note is a Termination-Related Assumed Note, such new Note shall be a Termination-Related Assumed Note. The Issuer and/or the Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3     Replacement of Notes.

         Upon receipt by the Issuer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b)      in  the  case  of  mutilation,   upon  surrender  and
         cancellation thereof,

the Issuer (at the expense in any case of the Company) shall execute and deliver, in lieu thereof, a new Note (and the Company shall execute any guarantee endorsement required to be endorsed thereon), dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1     Place of Payment.

         Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York City, New York, at the principal office of Citibank, N.A. in such jurisdiction. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2     Home Office Payment.

         So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at the principal executive office of the ESOP Trustee or at the place of payment most recently designated by the Issuer pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 13.2. The Issuer will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.      EXPENSES, ETC.

15.1     Transaction Expenses.

         Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Other Agreements or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Other Agreements or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Other Agreements or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency, receivership or bankruptcy of the Issuer, the ESOP Trustee, the Company or any Material Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2     Survival.

         The obligations of the Company under this Section 15 will survive the payment or transfer in accordance with this Agreement of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Other Agreements and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note (it being understood that such representations and warranties are made as of the date of this Agreement and as of the date of any certificate being delivered pursuant to Section 4 and are not otherwise being updated or restated). All statements contained in any certificate or other instrument delivered by or on behalf of the Issuer or the Company, as the case may be, pursuant to this Agreement shall be deemed representations and warranties of the Issuer and the Company, as the case may be, under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you, the Issuer and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

17.1     Requirements.

         This Agreement, the Other Agreements and the Notes may be amended, and the observance of any term hereof, thereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Issuer, the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20 or 22.

17.2     Solicitation of Holders of Notes.

                  (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) Payment. Neither the Issuer nor the Company will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3     Binding Effect, etc.

         Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Issuer and the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing among the Issuer, the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4     Notes held by the Issuer, the Company, etc.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Issuer, the Company or any of Affiliates of the Company shall be deemed not to be outstanding.

18.      NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing,

                  (iii)    if to the Issuer or the Company, to the Issuer at

                           The Stanley Works
                           76 Batterson Road

                           Farmington, CT  06032
                           Attn: Mr. Craig A. Douglas
                           Treasurer
                           T: 860.409.1201
                           F: 860.409.1285

         or to such address as the Issuer and the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Issuer and the Company agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 19 shall not prohibit the Issuer, the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Issuer, the Company or any Material Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Issuer, the Company or such Material Subsidiary, provided that such term does not include information that

                  (a) was publicly known or otherwise known to you prior to the time of such disclosure,

                  (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf,

                  (c)  otherwise   becomes  known  to  you  other  than  through
         disclosure by the Issuer, the Company or any Material Subsidiary, or

                  (d) constitutes  financial  statements  delivered to you under
         Section 7.1 that are otherwise publicly available.

You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to:

                  (i) your directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes),

                  (ii) your financial advisors and other  professional  advisors
         who   agree  to  hold   confidential   the   Confidential   Information
         substantially in accordance with the terms of this Section 20,

                  (iii)    any other holder of any Note,

                  (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
         20),

                  (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

                  (vi)  any  federal  or  state   regulatory   authority  having
         jurisdiction over you,

                  (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or

                  (viii) any other Person to which such delivery or disclosure may be necessary or appropriate

                             (A) to effect compliance with any law, rule, regulation or order applicable to you,

                             (B) in response to any subpoena or other legal process,

                             (C) in connection with any litigation to which you are a party, or

                             (D) if an  Event of  Default  has  occurred  and is
                  continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement.

Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Issuer or the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuer and the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Issuer and the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Issuer and the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      GUARANTEE.

         22.1     Guaranteed Obligations.

         The Company hereby irrevocably, unconditionally, absolutely, guarantees to each holder of Notes, as and for each the Company's own debt, until final and indefeasible payment has been made:

                  (a) the due and punctual payment by the Issuer of the principal of, and interest (including default interest and post-petition interest), and the Make-Whole Amount (if any) on, the Notes at any time outstanding and the due and punctual payment of all other amounts payable, and all other indebtedness owing, by the Issuer to the holders of the Notes under this Agreement, the Other Agreements and the Notes (all such obligations so guarantied are herein collectively referred to as the "Guaranteed Obligations"), in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof; it being the intent of the Company that the guarantee set forth in this Section 22 (the "Guarantee") shall be a guarantee of payment and not a guarantee of collection; and

                  (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Issuer of all duties, agreements, covenants and obligations of the Issuer contained in this Agreement, the Other Agreements and the Notes.

         22.2     Performance under this Agreement and the Other Agreements.

         In the event the Issuer fails to make, on or before the due date thereof, any payment of the Guaranteed Obligations, or if the Issuer shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause
(a) or clause (b) of Section 22.1 in the manner provided in this Agreement, the Other Agreements or the Notes after in each case giving effect to any applicable grace periods or cure provisions or waivers or amendments, the Company shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred in accordance with the terms and provisions of this Agreement, the Other Agreements and the Notes.

22.3     Waivers.

To the fullest extent permitted by law, the Company does hereby waive:

         (a) notice of acceptance of the Guarantee;

         (b) notice of any purchase of the Notes under this Agreement or the Other Agreements, or the creation, existence or acquisition of any of the Guaranteed Obligations, subject to the Company's right to make inquiry of each holder of Notes to ascertain the amount of the Guaranteed Obligations at any reasonable time;

         (c) notice of the amount of the Guaranteed Obligations, subject to the Company's right to make inquiry of each holder of Notes to ascertain the amount of the Guaranteed Obligations at any reasonable time;

         (d) notice of adverse change in the financial condition of the Issuer, any other guarantor or any other fact that might increase or expand the Company's risk hereunder;

         (e) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument;

         (f) notice of any Default or Event of Default (except if such notice or demand is specifically otherwise required to be given to the Company pursuant to the terms of this Agreement);

         (g) all other notices and demands to which the Company might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to the Company pursuant to the terms of this Agreement);

         (h) the defense of the "single action" rule or any similar right or protection, and the right by statute or otherwise to require any holder of Notes to institute suit against the Issuer or any other guarantor or to exhaust its rights and remedies against the Issuer or any other guarantor, the Company being bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to the holders of Notes by the Company;

         (i) any defense of the Issuer under this Agreement, the Other Agreements and the Notes other than the full and timely performance thereof;

         (j) any defense relating to the validity or enforceability (or absence or failure thereof) of any term of this Agreement, the Other Agreements, the Notes and/or any ESOP Document;

         (k) any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of the Issuer or by reason of the cessation from any cause whatsoever of the liability of the Issuer in respect thereof, and any other defense that the Company may otherwise have against the Issuer or any holder of Notes; and

         (l) any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force which, but for this waiver, might be applicable to any sale of property of the Company made under any judgment, order or decree based on this Agreement, and the Company covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of such law.

         22.4     Certain Waivers of Subrogation, Reimbursement and Indemnity.

         Until all of the Guaranteed Obligations shall have been fully and finally paid, the Company shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of the Issuer. Nothing shall discharge or satisfy the liability of the Company hereunder except the full and final performance and indefeasible payment of the Guaranteed Obligations.

         22.5     Releases.

         The Company consents and agrees that, without notice to or by the Company and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of the Company hereunder, each holder of Notes, in the manner provided herein, by action or inaction, may:

                  (a) compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of this Agreement, the Other Agreements or the Notes;

                  (b) assign, sell or transfer, or otherwise dispose of, any one or more of the Notes;

                  (c) grant waivers, extensions, consents and other indulgences to the Issuer or any other guarantor in respect of any one or more of this Agreement, the Other Agreements or the Notes;

                  (d) amend, modify or supplement in any manner and at any time (or from time to time) any one or more of this Agreement, the Other Agreements and the Notes;

                  (e) release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations whether parties hereto or not;

                  (f) sell, exchange, release or surrender any property at any time pledged or granted as security in respect of the Guaranteed Obligations, whether so pledged or granted by the Company or another guarantor of the Issuer's obligations under this Agreement, the Other Agreements and the Notes;

                  (g) exchange, enforce, waive, or release, by action or inaction, any security for the Guaranteed Obligations or any other guarantee of any of the Notes; and

                  (h) any other act or event which could have the effect of releasing the Company from the full and complete performance of its obligations hereunder.

         22.6     Marshaling.

         The Company consents and agrees that:

                  (a) each holder of Notes shall be under no obligation to marshal any assets in favor of the Company or against or in payment of any or all of the Guaranteed Obligations; and

                  (b) to the extent the Issuer or another guarantor makes a payment or payments to any holder of Notes, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver, or any other party under any bankruptcy law, common law, or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and the Company shall be primarily liable for such obligation.

         22.7     Liability.

         The Company agrees that the liability of the Company in respect of this
Section 22 shall be immediate and shall not be contingent upon the exercise or enforcement by any holder of Notes of whatever remedies such holder may have against the Issuer or any other guarantor or the enforcement of any Lien or realization upon any security such holder may at any time possess.

         22.8     Character of Obligation.

         The Guarantee set forth in this Section 22 is a primary and original obligation of the Company and is an absolute, unconditional, continuing and irrevocable guarantee of payment and performance (and not of collectibility) and shall remain in full force and effect until the full, final and indefeasible payment of the Guaranteed Obligations without respect to future changes in conditions.

         The obligations of the Company under this Guarantee and the rights of the holders of Notes to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise, including, without limitation, claims of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense, set-off, counterclaim, recoupment or termination whatsoever.

         Without limiting the generality of the foregoing, the obligations of the Company hereunder shall not be discharged or impaired or otherwise affected by:

                  (a) any default, failure or delay, willful or otherwise, in the performance by the Issuer of any obligations of any kind or character whatsoever of the Issuer (including, without limitation, the obligations and undertakings of the Issuer hereunder or under any of the Other Agreements or under any of the ESOP Documents);

                  (b) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Issuer or any other Person or in respect of the property of the Issuer or any other Person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Issuer or any other Person;

                  (c) impossibility or illegality of performance on the part of the Issuer of its obligations hereunder, under the Other Agreements or under the Notes;

                  (d) the validity or enforceability of this Agreement, the Other Agreements or the Notes;

                  (e) in respect of the Issuer or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Issuer or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Issuer or any other Person and whether or not of the kind hereinbefore specified;

                  (f) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable hereunder or under the Other Agreements, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided;

                  (g) any order, judgment, decree, law, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under any instruments; or

                  (h) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the obligations of the Company under this Guarantee.

         22.9     Election to Perform Obligations.

         Any election by the Company to pay or otherwise perform any of the obligations of the Issuer under this Agreement, the Other Agreements or the Notes, whether pursuant to this Section 22 or otherwise, shall not release the Issuer or any other guarantor from such obligations or any of such Person's other obligations under this Agreement, the Other Agreements or the Notes.

         22.10    No Election.

         Each holder of Notes shall have the right to seek recourse against the Company to the fullest extent provided for in this Section 22 and elsewhere as provided in this Agreement, the Other Agreements and the Notes, and against the Issuer, to the full extent provided for in this Agreement, the Other Agreements and the Notes. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the right of such holder of Notes to proceed in any other form of action or proceeding or against other parties unless such holder of Notes has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by any holder of Notes against the Issuer or any guarantor under any document or instrument evidencing obligations of the Issuer or such guarantor to such holder of Notes shall serve to diminish the liability of the Company under this Agreement (including, without limitation, this Section 22) except to the extent that such holder of Notes finally and unconditionally shall have realized payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon the Company's right of subrogation against the Issuer.

         22.11    Severability.

         Subject to Section 12 hereof, each of the rights and remedies granted under this Section 22 to the holder of Notes in respect of the Notes held by such holder may be exercised by such holder without notice by such holder to, or the consent of or any other action by, any other holder of Notes.

         22.12    Other Enforcement Rights.

         Each holder of Notes may proceed to protect and enforce the Guarantee under this Section 22 by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained in this Section 22 or in execution or aid of any power herein granted or for the recovery of judgment for or in respect of the Guaranteed Obligations or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

         22.13    Delay or Omission; No Waiver.

         No course of dealing on the part of any holder of Notes and no delay or failure on the part of such holder to exercise any right under this Agreement, the Other Agreements or the Notes (including this Section 22) shall impair such right or operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies hereunder. Every right and remedy given in or by this Section 22 or by law to any holder of Notes may be exercised from time to time as often as may be deemed expedient by such Person.

         22.14    Restoration of Rights and Remedies.

         If any holder of Notes shall have instituted any proceeding to enforce any right or remedy in this Section 22, under this Agreement or any Other Agreement or under any Note held by such holder and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such holder, then and in every such case each such holder, the Issuer and the Company shall, except as may be limited or affected by any determination in such proceeding, be restored severally and respectively to its respective former positions hereunder and thereunder, and thereafter the rights and remedies of such holder shall continue as though no such proceeding had been instituted.

         22.15    Cumulative Remedies.

         No remedy under this Agreement (including, without limitation, this Section 22), the Other Agreements or the Notes is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given pursuant to this Agreement (including, without limitation, this Section 22) or the Other Agreements, or pursuant to the Notes.

         22.16    Survival.

         So long as the Guaranteed Obligations shall not have been fully and finally performed and indefeasibly paid, the obligations of the Company under this Section 22 shall survive the transfer and payment of any Note and the payment in full of all the Notes.

         22.17    Miscellaneous.

         If an Event of Default exists, then the holders of Notes (as provided in Section 12) shall have the right to declare (in accordance with and pursuant to the requirements of Section 12) all of the Guaranteed Obligations to be, and such Guaranteed Obligations shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which have been expressly waived by the Issuer and the Company, and notwithstanding any stay, injunction or other prohibition preventing such declaration (or such Guaranteed Obligations from becoming automatically due and payable) as against the Issuer. In any such event, the holders of Notes shall have immediate recourse to the Company to the fullest extent set forth herein.

23.      MISCELLANEOUS.

23.1     Successors and Assigns.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

23.2     Payments Due on Non-Business Days.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

23.3     Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.4     Construction.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.5     Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.6     Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

23.7     Prohibited Transactions and Fiduciary Violations.

                  (a) The Company shall, to the full extent permitted by applicable law, reimburse and indemnify you for, and hold you harmless from, any amount of excise tax, penalty, or pecuniary remedy imposed upon you as a result of a "prohibited transaction" within the meaning of section 4975 of the Code or section 406 of ERISA which results directly or indirectly from your acquisition or holding of the Notes or receipt of any payment pursuant to this Agreement, excluding, in any case, any such "prohibited transaction" arising from facts or circumstances that are inconsistent with, or make untrue or incorrect, any representation made by you under Section 6.2. If and to the extent that the obligations of the Company under the preceding sentence may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of the liabilities referred to above as may be permitted by applicable law. The Company shall make such payment to you within 10 Business Days of receipt from you of written notice that such excise taxes or penalties have been paid by you.

                  (b) In the event that you have received a payment from the Company under Section 23.7(a) above and you subsequently receive a reimbursement of all or a portion of the excise tax or penalty as a result of a determination that the penalty or excise tax was not applicable to you, or applied to a lesser extent, then you shall, as soon as reasonably practicable and after you shall have actual knowledge of the receipt and nature of such reimbursement, use your best efforts to pay to the Company the amount so received, provided that in no case shall you be obligated to disclose your tax returns or any other confidential information to the Issuer or the Company.

23.8     No Recourse with respect to the Issuer or the ESOP.

                  (a) The Bank is executing and delivering this Agreement, the Other Agreements and the Notes solely as trustee under the ESOP Trust Agreement and not in its individual capacity and in no case whatsoever shall the Bank (or any successor trustee under the ESOP Trust Agreement) be personally liable for the obligations of the Issuer hereunder, under the Other Agreements or under the Notes, provided that the Bank may be liable in its individual capacity in the case of inaccuracy of the representations and warranties in Section 5.19 or in any certificate delivered pursuant hereto made by it in respect of itself. The covenants and agreements made on the part of the Issuer herein and in the Other Agreements are made and intended not as personal covenants and agreements of the Bank or for the purpose or with the intention of binding the Bank in its individual or corporate capacity, but are made and intended for the purpose of binding only the Issuer and the Company and this Agreement and the Other Agreements are executed and delivered by the Bank solely in the exercise of the powers expressly conferred upon it as trustee under the ESOP Trust Agreement.

                  (b) The holders of the Notes shall not have any recourse against the Issuer, the ESOP or the ESOP Trustee, except to the extent of the assets or income of the ESOP that are permitted under Code regulation sections 54.4975-7(b)(5) and 54.4975-7(b)(6) (as modified by any subsequent modifications to the Code or ERISA) and any successor provisions thereto, to be used to repay the Notes. This Section 23.8 is intended to be interpreted in a manner consistent with section 4975 of the Code and section 408 of ERISA so that the Indebtedness evidenced by the Notes is an "exempt loan" that satisfies the requirements of said laws.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or the Notes, no holder of a Note shall have any remedy or recourse against the Bank or the ESOP Trustee for refraining from taking any action that, in the reasonable opinion of the ESOP Trustee's counsel, would result in a "prohibited transaction", as such term is defined in section 4975(c) of the Code, which is not exempted by section 4975(c)(2) or (d) of the Code, or as defined in section 406 of ERISA, or which is not exempted by section 408(b) of ERISA; provided, however, that nothing contained in this Section 23.8 shall have any effect on the enforceability, existence or validity of any obligation of the Issuer or the Company under this Agreement, the Other Agreements or the Notes.


      [Remainder of page intentionally blank; next page is signature page.]

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you, the Issuer and the Company.

                                   Very truly yours,

                           STANLEY ACCOUNT VALUE PLAN TRUST, acting by and through Citibank, N.A., not in its individual capacity except as set forth in Sections 5.19 and
                           23.8 above, but solely as trustee under the ESOP Documents referred to above

                                   By:  Citibank, N.A.,
                                        as Trustee


                                         By: Keith H. May
                                         Name: Keith H. May
                                         Title:  Vice President

                                   THE STANLEY WORKS



                                   By Craig A. Douglas
                                   Name:  Craig A. Douglas
                                   Title: Treasurer


The foregoing is hereby
agreed to as of the
date thereof.


[Separately executed by Each of the
Following Purchasers]

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By CIGNA Investments, Inc.



  By  Edward Lewis

         Name:  Edward Lewis

         Title:  Managing Director

HEALTHSOURCE NEW HAMPSHIRE, INC.
By CIGNA Investments, Inc.



  By  Edward Lewis

         Name:  Edward Lewis

         Title:  Managing Director



CIGNA HEALTHCARE OF FLORIDA, INC.
By CIGNA Investments, Inc.



  By  Edward Lewis

         Name:  Edward Lewis

         Title:  Managing Director



CIGNA HEALTHCARE OF CALIFORNIA, INC.
By CIGNA Investments, Inc.



  By  Edward Lewis

         Name:  Edward Lewis

         Title:  Managing Director



STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY



By  Donald E. Heltner                         By  Duncan Funk


         Name:  Donald E. Heltner                     Name:  Duncan Funk

         Title:  Vice President -                     Title:  Investment Officer
                  Taxable Fixed Income

STATE FARM LIFE INSURANCE COMPANY


By  Donald E. Heltner                         By  Duncan Funk


         Name:  Donald E. Heltner                     Name:  Duncan Funk

         Title:     Vice President -                  Title: Investment Officer
                    Taxable Fixed Income



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
By Hartford Investment Services, Inc., its
 Agent and Attorney in Fact



  By  Betsy Roberts

         Name:  Betsy Roberts

         Title: Its Senior Vice President



HARTFORD LIFE INSURANCE COMPANY
By Hartford Investment Services, Inc., its
 Agent and Attorney in Fact


  By  Betsy Roberts

         Name:  Betsy Roberts

         Title: Its Senior Vice President



HARTFORD CASUALTY INSURANCE COMPANY
By Hartford Investment Services, Inc., its
 Agent and Attorney in Fact


  By  Dennis F. Kraft

         Name:  Dennis F. Kraft

         Title: Its Senior Vice President

AID ASSOCIATION FOR LUTHERANS



By  R. Jerry Scheel

         Name:  R. Jerry Scheel

         Title: Second Vice President - Securities

                                                                       EXHIBIT 1

                                  FORM OF NOTE

                        STANLEY ACCOUNT VALUE PLAN TRUST

             6.07% Senior ESOP Guaranteed Note Due December 31, 2009

No. R-                                                                    [Date]
PPN 85458# AA 2

         FOR VALUE RECEIVED, the undersigned,  STANLEY ACCOUNT VALUE PLAN
TRUST,
acting by and through Citibank, N.A., a national banking association, not in its individual capacity, but solely as trustee under the ESOP Documents (as defined in the Note Purchase Agreements referred to below) (the "Issuer"), hereby promises to pay to ________ or registered assigns, the principal sum of $________, in principal installments as provided below, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.07% per annum from the date hereof, payable monthly on the last day of each calendar month, commencing with the earlier of July 31, 1998 or the next payment date succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate (as defined in the Note Purchase Agreements).

         The principal amount of this Note shall be payable in monthly principal installments on the last day of each calendar month, as more particularly set forth on Attachment 1 attached hereto, commencing on July 31, 1998 and terminating on November 30, 2009. On December 31, 2009 the entire unpaid principal amount of this Note together with interest thereon shall be due and payable.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. in New York City, New York or at such other place as the Issuer or The Stanley Works, a Connecticut corporation (the "Company"), shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below. The payment by the Issuer of the principal of, Make Whole Amount, if any, and interest on this Note is guaranteed by the Company, as more particularly provided in the Note Purchase Agreements.

         This Note is one of a series of Senior ESOP Guaranteed Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of June 30, 1998 (as from time to time amended, the "Note Purchase
Agreements"), among the Issuer, the Company and each of the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Sections 6.1 and 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written

                                  Exhibit 1-1
instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer and the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and neither the Issuer nor the Company will be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         As more particularly provided in the Note Purchase Agreements, the Bank is executing and delivering the Note Purchase Agreements and this Note solely as trustee under the ESOP Documents referred to in the Note Purchase Agreements and not in its individual capacity and in no case whatsoever shall the Bank (or any person acting as successor trustee under such ESOP Documents) be personally liable for the obligations of the Issuer under the Note Purchase Agreements or under this Note, provided that the Bank may be liable in its individual capacity in the case of inaccuracy of the representations and warranties in Section 5.19 of the Note Purchase Agreements or in any certificate delivered pursuant thereto made by it in respect thereof. Reference is also made to the Note Purchase Agreements for certain limitations upon the recourse of the holder of this Note against the Bank, the ESOP, the Issuer and the assets of the ESOP and the Issuer.

         Anything contained in this Note to the contrary notwithstanding, the sole and only recourse of the holder hereof for the payment of the obligations of the Issuer shall be derived solely from (a) contributions (other than securities of the Company (the "Securities")) made to the Issuer from time to time pursuant to the Stanley Account Value Plan (the "ESOP Plan") to meet the obligations of the Issuer hereunder, (b) dividends paid on the shares purchased by the ESOP Plan from the proceeds of a loan which was repaid with the proceeds of the Notes, provided that dividends paid on allocated shares may be used for the payment of the obligations to the extent permitted under Internal Revenue Code Section 404(k), (c) earnings attributable to the investment of the contributions and dividends referred to in the preceding clauses (a) and (b),
(d) proceeds of a loan entered into to repay the loan evidenced by this Note, and (e) to the extent permitted by law, proceeds from the sale of collateral, if any, with respect to this Note. The foregoing limitations shall not affect the rights of the holder hereof, which are unconditional and absolute, to declare the indebtedness evidenced by this Note to be immediately due and payable upon the occurrence of any default in accordance with the Note Purchase Agreements; provided, however, that the extent of the ability of the holder thereof to declare such an acceleration and to transfer assets of the Issuer in satisfaction of any default shall be subject to the applicable limits of Treasury Regulation section 54.4975-7(b)(6). For purposes of this paragraph, contributions shall include all contributions made to the Issuer pursuant to the ESOP Plan, including without limitation all elective contributions pursuant to a cash or deferred arrangement under the ESOP Plan and all after-tax employee contributions made by the members to the ESOP Plan.

         In all respects, this Note shall be subject to and construed in a manner consistent with the applicable requirements for an "exempt loan" (within the meaning of section 4975(d)(3) of the

                                  Exhibit 1-2

Internal Revenue Code of 1986, as amended, and Treasury Regulation section 54.4975-7(b)(1)(iii)).

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                        STANLEY ACCOUNT VALUE PLAN TRUST, acting
                                        by and through  Citibank,  N.A.,  not in
                                        its   individual   capacity   except  as
                                        expressly set forth above, but solely as
                                        trustee   under   the   ESOP   Documents
                                        referred to above

                                        By: Citibank, N.A.,
                                               as Trustee


                                            By:_______________________
                                               Name:
                                               Title:


         The undersigned, THE STANLEY WORKS, a Connecticut corporation, for valuable consideration, hereby irrevocably and unconditionally guarantees the due, punctual and complete payment of the principal of, Make-Whole Amount, if any, on, and interest on, this Note, all as more particularly provided for in the Guarantee under, and as defined in, the Note Purchase Agreements referred to above. Said Guarantee is hereby incorporated into this Note by reference as if set forth herein in its entirety. The holder of this Note is entitled to the benefits of said Guarantee.


                                            THE STANLEY WORKS



                                            By________________________________
                                              Name:
                                              Title:




                                  Exhibit 1-3

                                                   Attachment 1









                                  Exhibit 1-4

                               FORM OF BOND POWER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the 6.07% Senior ESOP Guaranteed Note Due December 31, 2009 of STANLEY ACCOUNT
VALUE PLAN TRUST (the "Issuer"), registration number R-___, in the original principal amount of ______ DOLLARS ($______) to and irrevocably appoints


---------------------------------------

its agent and attorney-in-fact to transfer this note on the books of the Issuer. The agent and attorney-in-fact may appoint another to act for him.


Dated:                                        ______________________



                                              By________________________________
                                                Name:
                                                Title:









                                  Exhibit 1-5

                                                                  EXHIBIT 4.4(a)

                             REID and RIEGE, P. C.
                               COUNSELLORS AT LAW
                                ONE STATE STREET
                        HARTFORD, CONNECTICUT 06103-3385
                                 (860) 278-1150
                         telecopier no. (860) 240-1002

                                 June 30, 1998

To Each of the Persons on the Attached Distribution List

Re:      The Stanley Account Value Plan Trust's 6.07% Senior ESOP
         Guaranteed Notes Due December 31, 2009

Ladies and Gentlemen:

         This opinion is rendered to you pursuant to Section 4.4(a) of each of those certain Note Purchase Agreements dated as of June 30, 1998 (collectively, the "Agreements") among the Stanley Account Value Plan Trust (the "Issuer"), acting by and through Citibank, N.A., not in its individual capacity, but as trustee thereunder (the "ESOP Trustee"), The Stanley Works, a Connecticut corporation (the "Company") and each of the persons set forth on the distribution list attached hereto. Terms defined in the Agreements and not otherwise defined herein are used herein with the meanings assigned thereto in such Agreements.

         We have acted as special tax and ERISA counsel to the Issuer and the Company in connection with the transactions contemplated by the Agreements. We have examined and relied upon:

         (a) A certificate of recent date of the Secretary of State of the State of Connecticut certifying that the Company is a corporation validly existing under the laws of the State of Connecticut, and listing all corporate documents of the Company on file in its office;

         (b) Copies, certified by said Secretary of State, of all corporate documents of the Company listed in said certificate;

         (c) Copies, certified by the Secretary or an Assistant Secretary of the Company, of the by-laws of the Company;

         (d) A certificate of the Secretary or an Assistant Secretary of the Company as to certain resolutions of the Board of Directors of the Company and as to the incumbency and signatures of certain officers of the Company;

Each of the Persons on the
     Attached Distribution List
June 30, 1998
Page 2



         (e) Counterparts or originals, executed by the Company, of the Agreements, the ESOP Documents and the Notes delivered to you this day by the Issuer at the Closing (collectively, the "Stanley Documents");

         (f) Counterparts or originals, executed by the ESOP Trustee, of the Agreements and the Notes delivered to you this day by the Issuer at the Closing (collectively, the "Trustee Documents");

         (g) A certificate of an officer of Citibank, N.A. dated this date which confirms the representations and warranties contained in
                  Section 5.19 of the Agreements; and

         (h) Such other certificates, documents, records and opinions as we have deemed necessary to enable us to render the opinions expressed below.

         We have also examined and relied upon the opinion addressed to you dated this date of Stephen S. Weddle, Esq., General Counsel of the Company, and upon the opinion addressed to you dated this date of McDermott, Will & Emery, special counsel to the ESOP Trustee.

         We have also examined and relied upon (i) the representations and warranties as to certain matters of fact contained in the Agreements and in certificates delivered to you in connection therewith and (ii) provisions contained in the Agreements as to the application of the proceeds of the purchases of the Notes made pursuant to the Agreements.

         We have assumed that the documents we have reviewed in connection with this opinion which purport to have been executed by parties other than the Issuer have been duly executed by such parties, that such parties had all requisite power to enter into and perform all obligations thereunder, that execution and delivery thereof and the performance of all obligations thereunder has been duly authorized by all requisite action, and that the subject instruments are valid and binding upon said parties.

         We have assumed that the ESOP Trustee is a national banking association duly organized, validly existing and in good standing, that it has the corporate power, authority and legal right to execute and deliver in its individual capacity the ESOP Trust Agreement and perform its obligations thereunder, that it has duly authorized the execution and delivery of the ESOP Trust Agreement and the performance of its obligations thereunder and that the ESOP Trust Agreement is valid and binding upon it. We have assumed that the Issuer is a duly organized and validly existing trust, that it has the requisite power, authority and legal right to execute and deliver the Trustee Documents and perform

Each of the Persons on the
     Attached Distribution List
June 30, 1998
Page 3



its obligations thereunder and that it has duly authorized the execution and delivery of the Trustee Documents and the performance of its obligations thereunder.

         In our examination of documents, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed, facsimile or photostatic copies, the authenticity of the originals of such copies, the accuracy of the material and factual matters contained in such documents, the competency of each individual who signs or is purported to sign such documents, and that no fraud exists as to any matter relevant to this opinion.

         Our opinion with regard to matters related to the Code or ERISA is based on current provisions of the Code and ERISA (and the legislative history with respect thereto) and on existing final (and, where appropriate, proposed) regulations under the Code and ERISA, cases, published administrative determinations (including revenue rulings, advisory opinions and private letter rulings), all of which may be changed or superseded at any time with retroactive effect. No assurance is given that changes in the law or its interpretation will not modify our opinions expressed herein. Further, our opinions set forth herein are subject to the subsequent administration and operation of the Issuer and the ESOP under the ESOP Documents.

         Whenever any opinion herein with respect to the existence or absence of facts is qualified by the phrase "to our knowledge," such phrase indicates only that, during the course of our representation of the Issuer and the Company, no information has come to our attention which would give us actual knowledge of the existence or absence of such facts, and we have made no independent investigation with respect to such facts.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. Assuming that the operation of the ESOP Documents and of the predecessor documents to the ESOP Documents has been in accordance with the terms of the pertinent documents and ERISA, the ESOP Documents satisfy in all material respects the requirements applicable to a "qualified plan" under section 401(a) of the Code, the requirements applicable to an "employee stock ownership plan" under section 4975(e)(7) of the Code and section 407(d)(6) of ERISA, and the requirements applicable to an exempt trust under section 501(a) of the Code. However, we call to your attention the fact that the Company intends to submit a request to the Internal Revenue Service for a new determination letter as to the application of the requirements of the form of a qualified plan under section 401(a) of the Code, the form of an employee stock ownership plan under 4975(e)(7) of the Code and the form of an exempt trust under section 501(a)

Each of the Persons on the
     Attached Distribution List
June 30, 1998
Page 4



of the Code, to the terms of the ESOP Documents. It is anticipated that, in the course of reviewing the ESOP Documents in connection with the request for a new determination letter, the Internal Revenue Service may require that changes be made to certain of the provisions of the ESOP Documents as a condition of issuing such a new determination letter. We assume that the Company will comply with any reasonable requests for changes that are made by the Internal Revenue Service as a condition for issuing a new favorable determination letter. Consequently, we expect the Internal Revenue Service will issue a new favorable determination letter regarding the compliance of the terms of the ESOP Documents with the requirements, as currently in effect, under section 401(a) of the Code as to the form of a qualified plan, the requirements of section 4975(e)(7) of the Code as to the form of an employee stock ownership plan, and the requirements of section 501(a) of the Code as to the form of an exempt trust.

         2. The Employer Capital Stock held by the ESOP Trustee on behalf of the Issuer and the ESOP constitutes "qualifying employer securities" within the meaning of section 407(d)(5) of ERISA, and "employer securities" within the meaning of Section 409(l) of the Code.

         3. Based on the facts known to us, and assuming that Citibank, N.A., the ESOP Trustee, has determined in compliance with and consistent with its fiduciary obligations under ERISA that (A) the issuance and sale of the Notes, and the guarantee thereof by the Company, is primarily for the benefit of the participants and beneficiaries of the ESOP, (B) the interest rate payable with respect to the Notes is reasonable and (C) the terms of the Notes are at least as favorable to the ESOP as the terms of comparable loans resulting from arms-length negotiations between independent parties and that the ESOP Trustee's determination is correct, the issuance and sale of the Notes, and the guarantee thereof by the Company, do not constitute "prohibited transactions" within the meaning of section 406 of ERISA or section 4975(c) of the Code by reason of the exemptions set forth in section 408(b)(3) of ERISA and section 4975(d)(3) of the Code.

         4. Neither the execution or delivery of any Stanley Document by the Company, nor the execution or delivery of any Trustee Document by the ESOP Trustee, nor compliance by the Company with the terms and provisions of any Stanley Document, nor compliance by the ESOP Trustee with the terms and provisions of any Trustee Document, each as in effect on the date hereof, will conflict with, result in a breach or violation of, or constitute a default under, any ESOP Document or result in the creation of any Lien upon any of the properties or assets of the Issuer pursuant to any ESOP Document.

         We express no opinion as to the law of any jurisdiction other than the law of the State of Connecticut and the federal law of the United States of America.

Each of the Persons on the
     Attached Distribution List
June 30, 1998
Page 5


         Future holders of the Notes, Hebb & Gitlin and Stephen S. Weddle may rely on this opinion as if it were addressed to them. This opinion speaks only as of the date hereof and we assume no responsibility to update this opinion.

                                                    Very truly yours,

                                                    REID and RIEGE, P.C.



                                                    By__________________________
                                                      John J. Jacobson
                                                      Stockholder

June 30, 1998


                               DISTRIBUTION LIST
                               -----------------

            The Stanley Account Value Plan Trust's 6.07% Senior ESOP
                     Guaranteed Notes Due December 31, 2009


     1.   CIG & Co.

     2.   Healthsource New Hampshire, Inc.

     3.   CIGNA Healthcare of Florida, Inc.

     4.   CIGNA Healthcare of California, Inc.

     5.   State Farm Life and Accident Assurance Company

     6.   State Farm Life Insurance Company

     7.   Hartford Life and Annuity Insurance Company

     8.   Hartford Life Insurance Company

     9.   Hartford Casualty Insurance Company

    10.   Nimer & Co

                                                                  EXHIBIT 4.4(b)

                        [STANLEY NOTCHED RECTANGLE LOGO]


                               THE STANLEY WORKS

               1000 Stanley Drive, New Britain, Connecticut 06053
                  Telephone (860) 7827-3822 Fax (860) 827-3911

       Stephen S. Weddle
Vice President, General Counsel
         and Secretary





                                                                   June 30, 1998


To each of the Persons on the Attached Distribution List

         Re: The Stanley Account Value Plan Trust's 6.07% Guaranteed ESOP Notes Due December 31, 2009

Ladies and Gentlemen:

         This opinion is rendered to each of you pursuant to Section 4.4(b) of each of those certain Note Purchase Agreements dated as of June 30, 1998 (collectively, the "Agreements") among the Stanley Account Value Plan Trust (the "Issuer"), acting by and through Citibank, N.A., not in its individual capacity, but as trustee thereunder (the "ESOP Trustee"), The Stanley Works, a Connecticut corporation (the "Company"), and each of the persons (the "Purchasers") set forth on the distribution list attached hereto. Terms defined in the Agreements and not otherwise defined herein are used herein with the meanings assigned thereto in such Agreements.

         I am the General Counsel to the Company. In rendering the opinion set forth herein, I have examined and relied on:

         (a) A certificate of recent date of the Secretary of State of the State of Connecticut certifying that the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Connecticut, and listing all corporate documents of the Company on file in its office;

         (b)      A copy of the certificate of incorporation of the Company:

         (c)      A copy of the by-laws of the Company;

         (d)      Certain resolutions of the Board of Directors of the Company;

         (e) Counterparts or originals, executed by the Company, of the Agreements, the ESOP Documents and the Notes delivered to you this day by the Issuer at the Closing (collectively, the "Stanley Documents");

         (f) Counterparts or originals, executed by the ESOP Trustee, of the Agreements and the Notes delivered to you this day by the Issuer at the Closing (collectively, the "Trustee Documents");

         (g) A certificate of Citibank, N.A. dated this date which confirms the representations and warranties contained in Section 5.19 of the Agreements;

         (h) A letter, dated the date hereof, to Hebb & Gitlin, the Company and me from the Placement Agent, regarding the manner of the offering of the Notes (the "Offeree Letter"); and

         (i) Originals, or copies certified or otherwise identified to my satisfaction, of such other documents, records, instruments and certificates of public officials or officers of the Company as I have deemed necessary or appropriate to enable me to render this opinion.

         In rendering my opinion, I have also relied, to the extent I deem necessary and proper, on:

         (a) warranties and representations as to certain factual matters contained in the Agreements; and

         (b) with respect to the opinions pertaining to the Code and ERISA expressed therein, the legal opinion of Reid & Riege of even date herewith and addressed and delivered to each of you.

         The opinions which follow are subject to the following assumptions, limitations and qualifications:

         (a) I have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity with the original documents of all documents submitted to me as certified or reproduced copies, and the authenticity of the originals of such copies.

         (b) I have assumed (to the extent relevant to the opinions expressed herein) the due organization, valid existence, good standing under the laws of its jurisdiction and capacity of all persons and entities who are parties to the Agreements other than the Company, and that such persons and entities, have the right, power (corporate or otherwise) and authority to execute and deliver the Agreements and to perform thereunder.

         (c) I have assumed (to the extent relevant to the opinions expressed herein) that the Purchasers' obligations under the Agreements are within the powers of the Purchasers and that each Purchaser has taken all necessary action to authorize execution of the relevant Agreement on its behalf by the person executing same, and such Agreement has been duly executed and validly delivered by such Purchaser.

         (d) As to any facts material to this opinion which I did not independently establish or verify, I have relied upon the written statements and certificates of the Company, the officers of the Company and other representatives and of public officials.

         This opinion is limited to the laws of the State of Connecticut, the State of New York and the United States of America.

         Based upon and subject to the foregoing, I am of the opinion that:

         (1) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut and has all requisite corporate power to transact the businesses in which it is engaged. The Company has all requisite corporate power and authority to execute, deliver and perform all of its obligations under the Stanley Documents.

         (2) Each of the Stanley Documents has been duly authorized, executed and delivered by the Company, is a legal, valid and binding obligation of the Company and (subject to the qualifications stated in the second to last paragraph hereof) is enforceable against the Company in accordance with its terms.

         (3) Neither the execution nor delivery of any of the Stanley Documents by the Company, nor the offering or sale of the Notes to you pursuant to the Agreements, nor compliance by the Company with the terms and provisions of any of such documents, each as in effect on the date hereof, will conflict with, result in a breach or violation of or constitute a default under, or result in the creation of any Lien upon any of the properties or assets of the Company pursuant to: (i) the certificate of incorporation, as amended, of the Company,
                  (ii) any existing federal or Connecticut law or government regulation applicable to the Company, or (iii) to my best knowledge, any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

         (4) It is not necessary in connection with the offering, issuance, sale and delivery of the Notes (or the guarantees of the Company in respect thereof) delivered to you today under the circumstances contemplated by the Agreements to register the Notes (or the guarantees of the Company in respect thereof) under the Securities Act of 1933, as amended, or under the "blue sky law" of the State of Connecticut, or to qualify an indenture in respect of the issuance of the Notes under the Trust Indenture Act of 1939, as amended.

         (5) No consent, approval, authorization or other order of, or the making of any declaration or filing with, any regulatory authority or other Governmental Authority is required as a condition to the valid execution, delivery and performance of any of the Stanley Documents by the Company.

         (6)      Neither  the  Company  nor  any  of  its  Subsidiaries  is  an
                  "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         All opinions contained herein with respect to the enforceability of the Stanley Documents are qualified to the extent that:

         (a) the availability of equitable remedies, including, without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

         (b) the enforceability of certain terms provided in the Stanley documents may be limited by applicable bankruptcy, administration, reorganization, arrangement, insolvency, fraudulent conveyance, moratorium or other similar laws affecting or relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

         (c)      rights  to   indemnification   and   contribution   under  the
                  Agreements may be limited by applicable law or public policy.

         This opinion speaks only as of the date hereof. Other than the Persons listed on the attached distribution list, future holders of the Notes, Hebb & Gitlin and Reid and Riege, P.C., no Person may rely on this opinion, nor may this opinion be furnished to or quoted to any such Person (other than any federal or state regulatory authority and your professional advisors) without my prior written consent. Any reliance hereon is limited to the transaction contemplated by the Agreements.

                                                               Very truly yours,

                                                                Stephen Weddle

                                DISTRIBUTION LIST


Connecticut General Life Insurance Company
900 Cottage Grove Road
Hartford, CT 06152-2307

Healthsource New Hampshire, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2309

CIGNA Healthcare of Florida, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2309

CIGNA Healthcare of California, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2309

State Farm Life and Accident Assurance Company
One State Farm Plaza
Bloomington, IL 61710

State Farm Life Insurance Company
One State Farm Plaza
Bloomington, IL 61710

Hartford Life and Annuity Insurance Company
P.O. Box 1744
Hartford, CT 06144-1744

Hartford Life Insurance Company
P.O. Box 1744
Hartford, CT 06144-1744

Hartford Casualty Insurance Company
P.O. Box 1744
Hartford, CT 06144-1744

Aid Association for Lutherans
4321 N Ballard Rd
Appleton, WI 54919

                                                                  EXHIBIT 4.4(c)
                           A Partnership Including       Boston
                           Professional Corporations     Chicago
                           227 West Monroe Street        Los Angeles
                           Chicago, IL  60606-5096       Miami
                           312-372-2000                  Newport Beach
                           Facsimile 312-984-3651        New York
                                                         St. Petersburg (Russia)
                                                         Vilnius (Lithuania)
                                                         Washington, D.C.

                           Frederick W. Axley, P.C
                           Attorney at Law
                           faxley@mwe.com
McDERMOTT, WILL & EMERY    312-984-7574




                                                        June 30, 1998

To each of the Persons set forth on Schedule 1 attached hereto

                  Re: The Stanley Account Value Plan Trust's 6.07% Guaranteed ESOP Notes Due December 31, 2009

Ladies and Gentlemen:

         We are special counsel to Citibank, N.A., a national banking association (the "Bank"). The Bank is the trustee (the "ESOP Trustee") of that certain Stanley Account Value Plan Trust (the "ESOP Trust") dated as of June 29, 1998 (the "ESOP Trust Agreement") between the Bank and The Stanley Works (the "Company"), a Connecticut corporation. The Bank, not in its individual capacity but solely as the ESOP Trustee under the ESOP Trust Agreement, the Company and each of the persons set forth on Schedule 1 attached hereto (collectively, the "Purchasers") have entered into those certain Note Purchase Agreements, each dated as of June 30, 1998 (collectively, the "Agreements") pursuant to which the ESOP Trustee has today issued to the Purchasers, on behalf of the Stanley Account Value Plan (the "ESOP"), 6.07% Senior ESOP Guaranteed Notes (the
"Notes") due December 31, 2009, in the aggregate principal amount of $41,050,763. This opinion is being rendered to you pursuant to Section 4.4(c) of the Agreements. Capitalized terms used herein that are not defined herein have the meanings set forth in the Agreements.

         In connection with the issuance of such Notes by the ESOP Trustee, we have examined originals or copies of the [Articles of Association] and By-Laws of the Bank, both as amended to date, the proceedings of the Board of Directors of the Bank and the committees thereof, other documents, instruments and records relating to the powers and organization of the ESOP Trustee and the Bank and to the Bank's acceptance of fiduciary duties, obligations and trusts, the ESOP Trust Agreement, the ESOP, the Agreements, the Notes and such other certificates and documents as we have deemed relevant or necessary as a basis for the opinions set forth below. In such connection, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as photostatic or certified copies and the authenticity of the originals of such copies, and the conformity, other than as to the dollar amounts, of all executed Agreements to the examined copies of the Agreements. We have relied, to the extent we deem such reliance proper, upon representations made in the Agreements, ESOP Trust Agreement and certificates or representations made in writing by duly authorized representatives of the ESOP trustee and the Company, copies of which, we understand, have been delivered to you.

         Based on and subject to the foregoing, we are of the opinion that:

         1. The Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America. The Bank has full corporate power, authority and legal right to execute and deliver the ESOP Trust Agreement and to undertake its duties thereunder. The ESOP Trustee has all requisite trust power and authority under the ESOP Trust Agreement to execute, delivery and undertake its obligations under the Agreements and the Notes.

         2. The ESOP Trust has been duly executed and delivered by the Bank in its individual capacity, and this Agreement and Other Agreements have been duly executed by the ESOP Trustee in its trustee capacity; provided, however, that the Bank may be liable in its individual capacity in the case of inaccuracy of the representations in Section 5.19(a)-(d) of the Note Agreement.

         3. The ESOP Trust Agreement constitutes the legal, valid and binding obligation of the Bank solely as an exercise of its trust powers, and is enforceable against the Bank as trustee in accordance with its terms, except as enforceability thereof may be limited by (a) the availability of equitable remedies, including, without limitation, specific enforcement and injunctive re-lief, which remedies may be subject to the discretion of the court before which any proceedings therefor may be brought, and (b) applicable bankruptcy, administration, reorganization, arrangement, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect.

         4. The ESOP Trust is a trust duly constituted and validly existing under the laws of the State of New York. The ESOP Trust acting through the ESOP Trustee has the requisite trust power and authority to own its properties and assets. The ESOP Trustee has all requisite trust power and authority to execute, deliver and perform all of the obligations of the ESOP Trust under the Agreements and the Notes and to bind the ESOP Trust in connection therewith.

         5. Each of the Note Purchase Agreements and the Notes is a legal, valid and binding obligation of the ESOP Trust and is enforceable against the ESOP Trust in accordance with its terms, except as the enforceability thereof may be limited by (a) the availability of equitable remedies, including, without limitation, specific enforcement and injunctive relief, which remedies may be subject to the discretion of the court before which any proceedings therefor may be brought, and (b) applicable bankruptcy, administration, reorganization, arrangement, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect.

6. Neither the execution nor delivery of the Agreements and the Notes by the ESOP Trustee, nor the offering or sale of the Notes to you pursuant to the Agreements, nor compliance by the ESOP Trustee with the terms and provisions of any of such documents, each as in effect on the date hereof, will conflict with, result in a breach or violation of or constitute a default under, or result in the creation of any Lien upon any of the properties or assets of the ESOP Trust pursuant to any agreement, instrument, order, judgment or decree to which the ESOP Trust is a party or by which it is bound and of which we have knowledge.

         No opinion is expressed herein with respect to matters arising under the Employee Retirement Income Security Act of 1974, as amended.

         We express no opinion as to the law of any jurisdiction other than the law of the State of New York and the federal law of the United States of America.

         Hebb & Gitlin and Stephen S. Weddle may rely on this opinion as if it were addressed to them. This opinion speaks only as of the date hereof.



                                                         McDermott, Will & Emery
                                                         McDERMOTT, WILL & EMERY

                               SCHEDULE 1


Connecticut General Life Insurance Company
900 Cottage Grove Road
Hartford, CT 06152-2307

Healthsource New Hampshire, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2309

CIGNA Healthcare of Florida, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2309

CIGNA Healthcare of California, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2309

State Farm Life and Accident Assurance Company
One State Farm Plaza
Bloomington, IL 61710

State Farm Life Insurance Company
One State Farm Plaza
Bloomington, IL 61710

Hartford Life and Annuity Insurance Company
P.O. Box 1744
Hartford, CT 06144-1744

Hartford Life Insurance Company
P.O. Box 1744
Hartford, CT 06144-1744

Hartford Casualty Insurance Company
P.O. Box 1744
Hartford, CT 06144-1744

Aid Association for Lutherans
4321 N Ballard Rd
Appleton, WI 54919

                                                                 EXHIBIT 4.4(d)



                                 HEBB & GITLIN
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                                ONE STATE STREET
                        HARTFORD, CONNECTICUT 06103-3178
                                   TELEPHONE
                                 (860) 240-2700
                                    --------
                           TELECOPIER (860) 278-8968
                                    --------
                             WRITER'S DIRECT NUMBER
                                 (860) 240-2700



                                                                   June 30, 1998

To each of the Persons on the Attached
  Distribution List

         Re: The Stanley Account Value Plan Trust's 6.07% Guaranteed ESOP Notes Due December 31, 2009

Ladies and Gentlemen:

         Reference is made to those certain Note Purchase Agreements (collectively, the "Agreements"), each dated as of June 30, 1998, among The Stanley Works (the "Company"), a Connecticut corporation, The Stanley Account Value Plan Trust (the "Issuer"), acting by and through Citibank, N.A., not in its individual capacity, but as trustee under the ESOP Documents (as such term is defined in the Agreements) (the "ESOP Trustee"), and each of you (collectively, "the Purchasers"), which provides, among other things, for the issuance and sale by the Issuer of 6.07% Senior ESOP Guaranteed Notes due December 31, 2009 in the aggregate principal amount of $41,050,763. All terms used in this opinion and not defined herein have the meanings specified in the Agreements.

         We have acted as your special counsel in connection with the transactions contemplated by the Agreements. This opinion is delivered to you pursuant to Section 4.4(d) of the Agreements. In acting as such counsel, we have examined:

                  (a) the Agreements;

                  (b) the 6.07% Senior ESOP Guaranteed Notes, each dated the date hereof, in the form of Exhibit 1 to the Agreements and registered in the names, in the principal amounts and with the registration numbers set forth in Schedule A to the Agreements (collectively, the "Notes");

                  (c) a certificate of an officer of the Company, dated the date hereof, with respect to the matters set forth therein;

To each of the Persons on the
Attached Distribution List
June 30, 1998
Page 2



                  (d) a certificate of the Assistant Secretary of the Company, dated the date hereof, certifying, among other things, attached copies of the restated certificate of incorporation, by-laws and certain resolutions of the Company;

                  (e) a certificate of Citibank, N.A. dated this date which confirms the representations and warranties contained in Section 5.19 of the Agreements; and

                  (f) the opinion of Reid & Riege, special counsel to the Issuer and the Company, dated the date hereof and delivered to you pursuant to
         Section 4.4(a) of the Agreements;

                  (g) the opinion of Stephen S. Weddle, General Counsel to the Company, dated the date hereof and delivered to you pursuant to Section 4.4(b) of the Agreements;

                  (h) the opinion of McDermott, Will & Emery, special counsel to Citibank, N.A., dated the date hereof and delivered to you pursuant to
         Section 4.4(c) of the Agreements;

                  (i) a letter to us and certain other Persons from the Placement Agent describing the manner of the offering of the Notes (the "Offeree Letter");

                  (j)      the ESOP Trust Agreement; and

                  (k) originals, or copies certified or otherwise identified to our satisfaction, of such other documents, records, instruments and certificates of public officials as we have deemed necessary or appropriate to enable us to render this opinion.

         In rendering our opinion, we have relied, to the extent we deem necessary and proper, upon:

                  (A) warranties and representations as to certain factual matters contained in the Agreements (including, without limitation, Sections 5.14, 5.17 and 5.18 of the Agreements);

                  (B)  the Offeree Letter;

                  (C) the opinion, of even date herewith, of Reid & Riege, counsel to the Issuer and the Company, the opinion, of even date herewith, of Stephen S. Weddle, General Counsel to the Company, and the opinion, of even date herewith, of McDermott, Will & Emery, special counsel to the ESOP Trustee, with respect to all questions (i) concerning the due incorporation, valid existence and good standing of, and the authorization,

To each of the Persons on the
Attached Distribution List
June 30, 1998
Page 3

         execution, and delivery of instruments by, the Company, (ii) concerning the qualification of the ESOP under Section 401(a) of the Code, the satisfaction of the ESOP of all of the requirements of an "employee stock ownership plan" set forth in section 4975(e)(7) of the Code, the tax exempt status under section 501(a) of the Code of the Issuer, the qualification of the Employer's Capital Stock as "employer securities" within the meaning of section 409(l) of the Code and "qualifying securities" within the meaning of section 407(d)(5) of ERISA, and the compliance with section 4975 of the Code and section 406 of ERISA of the transactions contemplated by the ESOP Documents and the Agreements and (iii) concerning the due establishment and valid existence of the Issuer, and the power, authorization, execution, and delivery of instruments by, the ESOP Trustee on behalf of the Issuer, except we have made an independent examination of (1) certified copies of the restated certificate of incorporation of the Company and of a certificate of an officer of the Company setting forth its by-laws and its corporate resolutions authorizing participation in the transactions contemplated by the Agreements and (2) the ESOP Trust Agreement; and

                  (D) the opinion, of even date herewith,  of McDermott,  Will &
         Emery, special counsel to the ESOP Trustee with respect to all questions concerning the due incorporation, valid existence and good standing of, and the authorization, execution, and delivery of instruments by, Citibank, N.A..

         As to the aforesaid opinions and the matters therein upon which we are relying, we incorporate herein the assumptions and qualifications to such opinions set forth therein. Based on such investigation as we have deemed appropriate, the aforesaid opinions are satisfactory in form and scope to us and in our opinion you and we are justified in relying thereon.

         Based upon the foregoing, it is our opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut and has all requisite corporate power to execute, deliver and perform all of its obligations under the Agreements and the Notes.

         2. The Issuer is a trust duly constituted and validly existing under the laws of the State of New York. The ESOP Trustee has all requisite power and authority under the ESOP Trust Agreement to execute, deliver and perform all of the obligations of the Issuer under the Agreements and the Notes and to bind the Issuer in connection therewith.

         3. Each of the Agreements and Notes has been duly authorized, executed and delivered by the Company, is a legal, valid and binding obligation of the Company and (subject

To each of the Persons on the
Attached Distribution List
June 30, 1998
Page 4


to the qualifications stated in the third to last paragraph hereof) is enforceable against the Company in accordance with its terms.

         4. Each of the Agreements and Notes has been duly authorized, executed and delivered by the Issuer, is a legal, valid and binding obligation of the Issuer and (subject to the qualifications stated in the third to last paragraph hereof) is enforceable against the Issuer in accordance with its terms, subject to the limitations upon such obligations and enforceability imposed by the Code and ERISA.

         5. Neither the execution and delivery by the Issuer or the Company of the Agreements and the Notes, the issue and sale of the Notes, nor compliance by the Issuer or the Company with the terms of the Agreements and Notes will conflict with, or result in any breach of any of the provisions of, the ESOP Trust Agreement or the certificate of incorporation or by-laws of the Company.

         6. No consent, approval or other authorization of or by any Governmental Authority is required under the laws of the State of New York or the United States of America in connection with the execution and delivery by the Issuer or the Company of the Agreements or the Notes, or the offer, issue, sale or delivery of the Notes under the circumstances contemplated by the Agreements. Our opinion in this paragraph is based solely on a review of generally applicable laws of the State of New York and the United States of America and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Issuer, the ESOP Trustee, the Company or Citibank, N.A.

         7. It is not necessary in connection with the offering, issuance, sale and delivery of the Notes (and the guarantees of the Company in respect thereof) delivered to you today under the circumstances contemplated by the Agreements to register the Notes (or the guarantees of the Company in respect thereof) under the Securities Act of 1933, as amended, or under the "blue sky law" of the State of New York, or to qualify an indenture in respect of the issuance of the Notes under the Trust Indenture Act of 1939, as amended.

         8. The extension, arranging and obtaining of the credit represented by the Notes do not result in any violation of regulations of the Board of Governors of the Federal Reserve System with respect to margin lending.

         All opinions contained herein with respect to the enforceability of the Agreements and the Notes are qualified to the extent that:

To each of the Persons on the
Attached Distribution List
June 30, 1998
Page 5



                  (a) the availability of equitable remedies, including, without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought;

                  (b) the enforceability of certain provisions of the Agreements and the Notes may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, and general principles of equity and the discretion of a court in granting equitable remedies (whether enforceability is considered in a proceeding at law or in equity); and

                  (c) rights to indemnification and contribution under the Agreements may be limited by applicable law or public policy.

         We express no opinion as to the law of any jurisdiction other than the law of the State of New York and the federal law of the United States of America.

         Future holders of the Notes may rely upon this opinion as if it were addressed to them.

                                                           Very truly yours

                                                           Hebb & Gitlin

                                DISTRIBUTION LIST


Connecticut General Life Insurance Company
900 Cottage Grove Road
Hartford, CT 06152-2307

Healthsource New Hampshire, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2309

CIGNA Healthcare of Florida, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2309

CIGNA Healthcare of California, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2309

State Farm Life and Accident Assurance Company
One State Farm Plaza
Bloomington, IL 61710

State Farm Life Insurance Company
One State Farm Plaza
Bloomington, IL 61710

Hartford Life and Annuity Insurance Company
P.O. Box 1744
Hartford, CT 06144-1744

Hartford Life Insurance Company
P.O. Box 1744
Hartford, CT 06144-1744

Hartford Casualty Insurance Company
P.O. Box 1744
Hartford, CT 06144-1744

Aid Association for Lutherans
4321 N Ballard Rd
Appleton, WI 54919

                                                                     EXHIBIT 8.5

           [Form of Endorsement for Termination-Related Assumed Notes]

                                   ENDORSEMENT


                                                            [Date of Assumption]

         The full principal amount of that certain 6.07% Guaranteed ESOP Note due December 31, 2009, in the original stated principal amount of $____________, to which this Endorsement is attached (the "Guaranteed ESOP Note"), is hereby assumed by THE STANLEY WORKS (the "Company"), a Connecticut corporation, pursuant to Section 8.5 of those certain Note Purchase Agreements, dated as of June 30, 1998 (the "Agreements") among the Stanley Account Value Plan Trust (the "Issuer"), the Company and the purchasers named therein, and such Guaranteed ESOP Note shall henceforth constitute a "Termination-Related Assumed Note" (as such term is defined and used in the Agreements) (such Guaranteed ESOP Note, together with this Endorsement so attached, being herein referred to as "this Termination-Related Assumed Note"). All references in the Guaranteed ESOP Note to the "Issuer" shall be understood in this Termination-Related Assumed Note to mean the Company, and all references to "this Note" shall be understood in this Termination-Related Assumed Note to mean this Termination-Related Assumed Note. The date of this Termination-Related Assumed Note shall be the date of this Endorsement, all interest accrued to the date hereof in respect of the Guaranteed ESOP Note having become due and payable and having been paid as of the date of this Endorsement.

         As of the date of this Termination-Related Assumed Note, the Company confirms its obligation to pay $_____________ [outstanding principal balance on the date hereof] pursuant to the terms of the Guaranteed ESOP Note. This Termination-Related Assumed Note is not a new or separate obligation of the Company but represents, to the extent permitted by law, a continuation of the direct and primary guarantee obligation of the Company heretofore existing in respect of the Guaranteed ESOP Note being hereby directly assumed by the Company, and the Issuer shall be deemed to be released from any obligation in respect of the Guaranteed ESOP Note.

         The obligations of the Company under this Termination-Related Assumed Note are full recourse obligations of the Company and may be enforced against any and all of the Company's assets notwithstanding any limitation on enforceability of such Guaranteed ESOP Note against assets of the Issuer or the ESOP (as such term is defined in the Agreements).


                                                THE STANLEY WORKS



                                                By:__________________________
                                                   Name:
                                                   Title: